UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Iron Mountain Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IRON MOUNTAIN®

# 2024

# NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

DEAR STOCKHOLDER:
You are cordially invited to attend the virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Iron Mountain Incorporated (“Iron Mountain”, the “Company”, “we”, “us” or “our”) on Thursday, May 30, 2024, at 9:00 a.m. Eastern Time.
The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/IRM2024 and entering your 16-digit control number (included in the Notice Regarding the Availability of Proxy Materials, which is being mailed to stockholders of record on or about April 19, 2024 (the “Notice of Internet Availability”)). The Annual Meeting will be for the purposes of considering and voting on the following items:

BACKGROUND
Date and Time
May 30, 2024, at 9:00 a.m.
Eastern Time
Place
Live audio webcast accessible at https://www.virtualshareholdermeeting.com/IRM2024
Who Can Vote
Stockholders of record at the close of business on April 2, 2024 (5:00 p.m. Eastern Time) may vote at the virtual Annual Meeting or any adjournment thereof

VOTING ITEMS
Proposal		Board Recommendation
1	Election of directors to the Company’s board of directors (the “Board”), to serve until the next Annual Meeting or until their successors have been duly elected and qualified;	FOR each director nominee

Your Vote is Important Regardless of the Number of Shares that You Beneficially Own
Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting. We urge you to read the Proxy Statement carefully and, whether or not you plan to attend the virtual Annual Meeting, to vote your shares:
By Internet
www.proxyvote.com
By telephone
1-800-690-6903
By mail
Complete and mail your proxy card to the address provided

2	Approval of amendment to Iron Mountain Incorporated’s Certificate of Incorporation to limit liability of certain officers;	FOR

3	Approval, by a non-binding advisory vote, of the compensation of our Named Executive Officers; and	FOR

4	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR

and to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The foregoing items of business are more fully described in the attached Proxy Statement.
Only stockholders of record at the close of business (5:00 p.m. Eastern Time) on April 2, 2024 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.
Instructions regarding each method of voting are provided in the Notice of Internet Availability and stockholders can access proxy materials and vote at www.proxyvote.com. If you desire to submit your vote by mail, you may request a paper proxy card at any time on or before May 16, 2024. If you desire to submit your vote via internet or telephone, follow the instructions at www.proxyvote.com and use the stockholder identification number provided in the Notice of Internet Availability.
If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.
All stockholders are cordially invited to attend the virtual Annual Meeting.
By order of the Board of Directors,
Deborah Marson
Executive Vice President, General Counsel & Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS:
This Notice of Annual Meeting and Proxy Statement and Iron Mountain Incorporated’s Annual Report to Stockholders for the year ended December 31, 2023 are available at: https://materials.proxyvote.com/46284v.

2

PROXY SUMMARY
This summary contains highlights about Iron Mountain and the upcoming Annual Meeting. This summary does not contain all of the information that you should consider in advance of the Annual Meeting, and we encourage you to read the entire Proxy Statement and our 2023 Annual Report on Form 10-K carefully before voting.
NOTICE AND VOTING ROADMAP
GENERAL INFORMATION

MEETING: Annual Meeting of Stockholders DATE: Thursday, May 30, 2024 TIME: 9:00 a.m. EST LOCATION: Live audio webcast available at https://www.virtualshareholdermeeting.com/IRM2024 RECORD DATE: April 2, 2024	STOCK SYMBOL: IRM EXCHANGE: NYSE COMMON STOCK OUTSTANDING: 293,096,117 as of April 2, 2024 REGISTRAR & TRANSFER AGENT: Computershare STATE OF INCORPORATION: Delaware FOUNDED: 1951 PUBLIC COMPANY SINCE: 1996	CORPORATE WEBSITE: www.ironmountain.com INVESTOR RELATIONS WEBSITE: investors.ironmountain.com 2024 ANNUAL MEETING MATERIALS: www.proxyvote.com

2024 PROXY STATEMENT	3

PROXY SUMMARY
VOTING ROADMAP
DIRECTOR NOMINEES

	AGE	INDEPENDENT	YEARS OF TENURE	COMMITTEE MEMBERSHIPS AS OF APRIL 19, 2024					OTHER CURRENT PUBLIC COMPANY BOARDS
NAME AND POSITION				A	C	N&G	F	R&S
Jennifer Allerton Chief Information Officer, F. Hoffman la Roche (retired)	72		10						Sandvik AB
Pamela M. Arway President, Japan/Asia Pacific/Australia Region, American Express International, Inc. (retired) Independent Chairperson of the Board of Iron Mountain	70		10						The Hershey Company DaVita Inc.
Clarke H. Bailey Chairman and Chief Executive Officer, EDCI Holdings, Inc. (retired)	69		26
Kent P. Dauten Chairman, Keystone Capital	68		27
Monte Ford Principal Partner, CIO Strategy Exchange	64		5						Akamai Technologies, Inc. JetBlue Airways Centene Corporation
Robin L. Matlock Senior Vice President and Chief Marketing Officer, VMware, Inc. (retired)	58		4						MSCI Inc.
William L. Meaney Chief Executive Officer, Iron Mountain	63		11						State Street Corporation
Wendy J. Murdock Chief Product Officer, MasterCard Worldwide (retired)	71		8
Walter C. Rakowich Chief Executive Officer, Prologis (retired)	66		11						Host Hotels & Resorts, Inc. Ventas, Inc.
Theodore R. Samuels President, Capital Guardian Trust Company (retired)	69		1						Bristol Myers Squibb Centene Corporation
Doyle R. Simons Chief Executive Officer, Weyerhaeuser Co. (retired)	60		4						Fiserv, Inc. Union Pacific Corporation

A: Audit Committee	N&G: Nominating and Governance Committee	R&S: Risk & Safety Committee	Chair
C: Compensation Committee	F: Finance Committee		Member

4

PROXY SUMMARY
BOARD SNAPSHOT

▶ INDEPENDENCE

▶ TENURE
91% independent
Including the
Chairperson of
the Board

10.6 years
average tenure

▶ AGE

66 years average age
■	1 - 50-59 years
■	7 - 60-69 years
■	3 - over 70 years

▶ DIVERSITY
45% overall diversity,
including:
4 Women
and
1 African American

CORPORATE GOVERNANCE HIGHLIGHTS
The Board believes strong corporate governance is critical to achieving Iron Mountain’s long-term strategic goals and maintaining the trust and confidence of investors, employees, customers and other stakeholders. The following are highlights of our corporate governance program:

Board Independence	Board Performance	Corporate Governance Best Practices
    Ten of our eleven director nominees are independent. The only management member serving as a director is our Chief Executive Officer (CEO)
    Board committees are 100% independent
    Executive sessions at each Board and committee meeting

    Diverse Board with mix of experiences and skills, gender, tenure and age
    Each director attended at least 75% of the Board meetings and each director’s committee meetings held during the period such director served on the Board during 2023
    Annual Board and committee evaluations overseen by the Nominating and Governance Committee

    Annual election of directors with majority voting standard
    Significant stockholder ownership requirements for executives and Board
    Commitment to transparent reporting on sustainability and corporate responsibility efforts
    Hedging and pledging of Company stock by directors and executives is prohibited
    Code of Ethics and Business Conduct

2024 PROXY STATEMENT	5

PROXY SUMMARY

▶5-YEAR TOTAL SHAREHOLDER RETURN ON $1 INVESTED AT JANUARY 1, 2019 CLOSE

The MSCI US REIT Index is our primary benchmark for tracking our relative Total Shareholder Return (“TSR”) performance. We also track our compensation peer group, which represents companies of like sizes and businesses, for executive compensation benchmarking. This compensation peer group includes both real estate investment trust (“REIT”) and non-REIT companies. As the graph below shows, the Company’s TSR performance over the five-year period ended December 31, 2023 was at the 92nd percentile among the companies in our compensation peer group, while the total realizable pay for our CEO over this same period was at the 89th percentile among these companies. This, along with the Company’s stronger relative TSR (“rTSR”) performance as compared to the MSCI US REIT Index, further demonstrates pay for performance alignment.

6

PROXY SUMMARY

▶5-YEAR CEO REALIZABLE PAY - TSR ALIGNMENT BASED ON DIVIDEND ADJUSTED CLOSING STOCK PRICE

▶CEO

CEO: William Meaney (Age 63; CEO 2013-present)
PERCENTAGE 2023 CEO INCENTIVE COMPENSATION AT RISK:
92% of Total Compensation
METRICS USED FOR SHORT-TERM INCENTIVE COMPENSATION:
Revenue, Adjusted EBITDA, AFFO Per Share, Strategic Objectives

METRICS USED FOR LONG-TERM INCENTIVE COMPENSATION:
ROIC, Revenue, New Product Exit Rate, Relative TSR
STOCK OWNERSHIP GUIDELINES: Yes
ANTI-HEDGING/ANTI-PLEDGING POLICY: Yes

2024 PROXY STATEMENT	7

8

CORPORATE GOVERNANCE MATTERS
All of our directors are elected at each annual meeting of stockholders for a one-year term to serve until the next annual meeting of stockholders or until such nominee’s successor is duly elected and qualified.
The Board is presenting the following eleven (11) nominees for election as directors at the 2024 Annual Stockholder Meeting, all of whom are current directors of the Company: Jennifer Allerton, Pamela M. Arway, Clarke H. Bailey, Kent P. Dauten, Monte Ford, Robin L. Matlock, William L. Meaney, Wendy J. Murdock, Walter C. Rakowich, Theodore R. Samuels and Doyle R. Simons. Each nominee was elected by stockholders at the 2023 Annual Stockholder Meeting, other than Theodore Samuels, who was appointed to the Board effective July 17, 2023. Each nominee has agreed to serve a one-year term if elected, and the Board has no reason to believe that any of the nominees will be unavailable to serve. For more detail on the process our Board follows when selecting nominees, please see page 16.

REQUIRED VOTE
Each director nominee must receive a majority of the votes cast on his or her nomination to be elected, with abstentions and broker non-votes not counting as votes cast. Under Iron Mountain’s Bylaws, if an incumbent director nominee does not receive a majority of votes cast on his or her nomination, then such nominee must promptly tender to the Board a resignation from the Board. Each incumbent director has already tendered an irrevocable resignation that will be effective upon (1) the failure to receive the required number of votes for re-election at the Annual Meeting or any meeting of stockholders at which such incumbent director faces re-election and (2) the acceptance of such resignation by the Board. The Board will decide within 90 days of the certification of the stockholder vote, through a process managed by the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), and excluding the director nominee in question, whether to accept the resignation. The Board’s explanation of its decision will be promptly disclosed in a filing with the Securities and Exchange Commission (the “SEC”).
Brokers are not permitted to vote for the election of directors without voting instructions. Therefore, we urge you to give voting instructions to your broker on the proxy so that your votes may be counted on this important matter.

2024 PROXY STATEMENT	9

CORPORATE GOVERNANCE MATTERS
OUR DIRECTOR NOMINEES
The Board and the Nominating and Governance Committee select director nominees on the basis of several factors, including integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties and likelihood that they will be able to serve on the Board for a sustained period. The Board and the Nominating and Governance Committee also consider the specific experience, qualifications, attributes or skills that qualify a director nominee to serve on the Board or a committee thereof in light of the Company’s business and structure.
The Board and the Nominating and Governance Committee believe each director nominee should be well-versed in strategic oversight, corporate governance, stockholder advocacy, and leadership in order to be an effective member of the Board. In connection with the selection of nominees for director, the Board’s policy is to give due consideration to the Board’s overall balance of diversity of perspectives, backgrounds and experiences. To implement and review the effectiveness of our diversity policy, the Nominating and Governance Committee reviews the appropriate skills and characteristics of members of the Board in the context of the then current composition of the Board.
We believe that all of our director nominees meet these criteria. Our director nominees bring a full array of business and leadership skills to their oversight responsibilities and represent diverse skills and experiences, which the Board believes will contribute to the effective oversight of the Company.
More details about the background and experience of each director nominee can be found below. Each director nominee has consented to be named in this Proxy Statement and to serve on the Board, if elected. The following information is presented as of April 19, 2024.
    BIOGRAPHY
Ms. Allerton has more than 40 years of information technology experience, most recently as chief information officer at F. Hoffman la Roche (“Roche”) in Switzerland with responsibility for information technology strategy and operations for the pharmaceutical division and all group information technology operations from June 2002 to July 2012. Prior to Roche, Ms. Allerton served from May 1999 to June 2002 as Technology Director at Barclaycard in the United Kingdom with responsibility for fraud operations and information technology. Ms. Allerton currently serves on the board of directors of Sandvik AB, a global engineering company, and Barclays Bank Ireland (Barclays Europe), a European bank. From July 2013 to July 2022, Ms. Allerton served as a non-executive director of Aveva plc, an industrial software company. From March 2017 to December 2017, Ms. Allerton served as a non-executive director of Paysafe Group plc, a provider of digital payments and transaction-related solutions to businesses and consumers.
    REASONS FOR NOMINATION
We believe Ms. Allerton’s qualifications for nomination include her significant experience working for global multinational companies and running complex, international businesses, her extensive knowledge of technology and its successful application to data centers, and her experience as a board member of several large international companies.
    EDUCATION
Ms. Allerton holds bachelor’s degrees in mathematics from Imperial College, London and in physical sciences and geosciences from the Open University, United Kingdom, a master’s degree in physics from the University of Manitoba, Canada and a master’s degree in finance from the Open University, UK.

10

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Ms. Arway served in a number of capacities during her 21-year career with the American Express Company, Inc., a publicly held global payments, network and travel company, until her retirement in 2008. Ms. Arway served as president, Japan/Asia Pacific/Australia Region, American Express International, Inc., Singapore from October 2005 to January 2008. From December 2004 to October 2005, Ms. Arway served as chief executive officer, American Express Australia Ltd., Sydney, Australia. From July 2000 to December 2004, Ms. Arway served as executive vice president and general manager, Corporate Travel North America, American Express Company, Inc. Ms. Arway has been a director of The Hershey Company, a publicly held company, since May 2010 and has been a director of DaVita Inc., a publicly held company, since May 2009. Ms. Arway also served as a director of Carlson Companies, Inc., a family-owned corporate travel management and private capital company, from May 2019 to July 2021.
    REASONS FOR NOMINATION
We believe Ms. Arway’s qualifications for nomination include her significant leadership experience as a global executive, her expertise in the areas of marketing, international business, finance and government affairs and her experience as a board member of several large publicly held companies.
    EDUCATION
Ms. Arway holds a bachelor’s degree in languages from Memorial University of Newfoundland and a master’s degree in business administration from Queen’s University, Kingston, Ontario, Canada.
    BIOGRAPHY
From June 1999, Mr. Bailey served in various roles of EDCI Holdings, Inc. (“EDCI”) which was taken private in 2010 and dissolved as of September 2020. Mr. Bailey served as EDCI’s director from June 1999 to September 2020 and as its chief executive officer from July 2009 to September 2020. Mr. Bailey also served as chief executive officer of EDCI from November 2003 to November 2006. In addition, Mr. Bailey served as a director of SMTC Corporation, a publicly held company, from June 2011 to April 2021 and as its non-executive chairman from April 2014 to April 2021. He also served as executive chairman and interim chief financial officer of SMTC Corporation from May 2013 to April 2014.
    REASONS FOR NOMINATION
We believe Mr. Bailey’s qualifications for nomination include his deep industry knowledge and experience gained as the former chief executive officer of Arcus Data Security, an offsite data protection business we acquired in 1998, his understanding of our businesses, operations and strategies as a member of our Board for the past 25 years, his past experience as chairman and chief executive officer of another publicly held company and his service on the boards of directors of other publicly held companies.
    EDUCATION
Mr. Bailey holds bachelor’s degrees in economics and rhetoric from the University of California at Davis and a master’s degree in business administration from The Wharton School, University of Pennsylvania.

2024 PROXY STATEMENT	11

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Mr. Dauten has served as chairman of Keystone Capital (“Keystone”), a private investment firm, since September 2017. Previously, Mr. Dauten served as managing director of Keystone, a position he held since founding the firm in February 1994. Mr. Dauten served as a director of Health Management Associates, Inc., a publicly held hospital management firm, from November 1988 until August 2013.
    REASONS FOR NOMINATION
We believe Mr. Dauten’s qualifications for nomination include his deep industry knowledge and experience as the former president of HIMSCORP, Inc., a records management company we acquired in 1997, his extensive knowledge of the capital markets and business management as the managing director of a private investment business, his understanding of our businesses, operations and strategies as a member of our Board for over 27 years, his financial acumen, his prior service on the board of directors of another publicly held company and his prior experience as our lead independent director.
    EDUCATION
Mr. Dauten holds a bachelor’s degree in economics from Dartmouth College and a master’s degree in business administration from Harvard Business School.
    BIOGRAPHY
Mr. Ford has served as principal partner for the CIO Strategy Exchange (“CIOSE”), a cross-industry consortium of 50 chief information officers from large global companies, since May 2015. From May 2013 to September 2013, Mr. Ford served as executive chairman of Aptean, Inc. (“Aptean”), a producer of enterprise software. From April 2012 to April 2013, Mr. Ford served as chief executive officer of Aptean. From February 2012 to March 2012, Mr. Ford served as an advisor to Aptean. Prior to these roles, Mr. Ford served as senior vice president and chief information officer of American Airlines Group from December 2000 to December 2011. Mr. Ford has been a director of Akamai Technologies, Inc., a publicly held content delivery network and cloud service provider, since June 2013 and JetBlue Airways, a publicly held major American airline, since January 2021. Mr. Ford has also been a director of Centene Corporation, a publicly held managed care organization, since November 2022. Mr. Ford served as a director of Michaels Companies, Inc., owner and operator of arts and crafts specialty retail stores, from September 2015 to April 2021.
    REASONS FOR NOMINATION
We believe Mr. Ford’s qualifications for nomination include his extensive experience as an executive in the information technology field, his knowledge related to companies going through a technological transformation, his deep leadership experience and his experience as a board member of large publicly held companies.
    EDUCATION
Mr. Ford holds a bachelor’s degree in business administration from Northeastern University.

12

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Ms. Matlock's skills and experiences are built on over three decades of work in Silicon Valley for enterprise software companies. Her expertise primarily centers on go-to-market, ranging from sales, business development, services with a particular focus on marketing. Ms. Matlock served in a number of capacities during her career at VMware, Inc. (“VMware”), a publicly held software virtualization company, until her retirement in January 2021. As a senior executive at VMware, she gained unique experience in assisting enterprises through significant digital transformational shifts. She served as a consultant from June 2020 to January 2021 and as senior vice president and chief marketing officer from June 2013 to June 2020. From July 2009 until June 2013, Ms. Matlock served as vice president, corporate marketing of VMware. Prior to these roles, Ms. Matlock served as executive vice president and general manager of Imperva, Inc. from December 2006 to October 2008. Ms. Matlock has served as a director on the board of MSCI, Inc., a publicly held investment research firm, since June 2022. Ms. Matlock has also served as a director of Cohesity, Inc., a privately held software development company, since January 2021, a director of People.ai, a privately held sales software company, since January 2021 and a director of Dremio Corporation, a privately held data lake transformation company, since March 2021. Since July 2021, she has been serving as a director of the George Mark Children’s House, a non-profit focused on pediatric palliative care.
    REASONS FOR NOMINATION
We believe Ms. Matlock’s qualifications for nomination include extensive experience and executive leadership in global marketing, technology and digital solutions.
    EDUCATION
Ms. Matlock holds bachelor’s degrees in economics and music from Rice University.
    BIOGRAPHY
Mr. Meaney assumed the role of our chief executive officer (“CEO”) and, simultaneously, became a member of the Board, in January 2013. Mr. Meaney served as CEO of The Zuellig Group, a private business to business conglomerate, from August 2004 until March 2012. Prior to that position, Mr. Meaney served as managing director and chief commercial officer for Swiss International Air Lines, Ltd., a company providing passenger and cargo transportation services in Europe and internationally, from December 2002 to January 2004. Mr. Meaney currently serves on the board of directors of State Street Corporation, a publicly held company that provides financial services to institutional investors. Mr. Meaney served on the board of directors of Qantas Airways Limited, an Australian publicly held company offering passenger and air freight transportation services, from February 2012 to June 2018. Mr. Meaney served on the New York Advisory Board of FM Global, a privately held mutual insurance company, until December 2019. Mr. Meaney served on the board of trustees of Carnegie Mellon University until June 2017 and on the board of trustees of Rensselaer Polytechnic Institute until April 2018.
    REASONS FOR NOMINATION
We believe Mr. Meaney’s qualifications for nomination include his understanding of our businesses, operations and strategies as our current CEO, his extensive experience in global operations and capital allocation and his experience leading a primarily business to business company.
    EDUCATION
Mr. Meaney holds a bachelor’s degree in mechanical engineering from Rensselaer Polytechnic Institute and a master’s degree in industrial administration from Carnegie Mellon University.

2024 PROXY STATEMENT	13

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Ms. Murdock held a variety of positions with MasterCard Worldwide, including serving as a member of the MasterCard Worldwide Operating Committee, chief payment system integrity officer and chief product officer from 2005 until her retirement in 2013. Since 2013, Ms. Murdock has served on the board of directors of USAA Federal Savings Bank. Ms. Murdock has served on the board of directors of USAA Savings Bank, a subsidiary of USAA Federal Savings Bank, since April 2016. Since March 2016, Ms. Murdock has served on the board of directors of La Caisse de dépôt et placement du Québec, an institutional investor that manages pension plans and insurance programs in Quebec. From October 2021 to March 2024, Ms. Murdock served on the board of AvidXchange Holdings, Inc., a publicly held account payable automation software and payment solutions company. From December 2013 to May 2016, Ms. Murdock served as a non-executive director of Recall Holdings Limited, a publicly held information management company we acquired in 2016.
    REASONS FOR NOMINATION
We believe Ms. Murdock’s qualifications for nomination include her deep industry knowledge and experience gained as a non-executive director of Recall Holdings Limited, her significant leadership experience as a global executive and her expertise in the areas of international business and finance.
    EDUCATION
Ms. Murdock holds a bachelor’s degree from McGill University and a master’s degree in business administration from the University of Western Ontario.
    BIOGRAPHY
Mr. Rakowich served as chief executive officer of Prologis Inc. (“Prologis”), a publicly held logistics real estate investment trust (“REIT”), from November 2008 through June 2011, when Prologis merged with AMB Property Corporation (with the merged company being named Prologis), after which he assumed the role of co-chief executive officer and served as a member of the Prologis board of directors until he retired in December 2012. Mr. Rakowich held a number of senior management positions while at Prologis before becoming chief executive officer, including managing director and chief financial officer from December 1998 to January 2005 and president and chief operating officer from January 2005 to November 2008. Mr. Rakowich served on the Prologis board of trustees from January 2005 through June 2011. Mr. Rakowich is a member of the board of directors of Host Hotels & Resorts, Inc. and Ventas, Inc., each of which is a publicly held REIT.
    REASONS FOR NOMINATION
We believe Mr. Rakowich’s qualifications for nomination include valuable industry knowledge and management expertise that Mr. Rakowich has developed as chief executive officer of an industrial REIT, his corporate finance and accounting expertise, and his experience as a member of the board of directors of other publicly held REITs.
    EDUCATION
Mr. Rakowich holds a bachelor’s degree in accounting from Pennsylvania State University and a master’s degree in business administration from Harvard Business School.

14

CORPORATE GOVERNANCE MATTERS
    BIOGRAPHY
Mr. Samuels has more than 35 years of experience in the financial industry, currently serving as the Lead Independent Director of Bristol-Myers Squibb and as an independent director of Centene Corporation. From 2017 until May 2023, Mr. Samuels served on the board of directors of Perrigo Company plc, and from January 2017 until October 2021, he served on the board of directors for Stamps.com. Prior to these roles, Mr. Samuels served as the President of Capital Guardian Trust Company, a subsidiary of Capital Group, one of the largest investment management firms in the world, from 2010 to 2016. Mr. Samuels was an investor at Capital Group and served on numerous management and investment committees from 1981 to 2017.
    REASONS FOR NOMINATION
We believe Mr. Samuels’ qualifications for nomination include his extensive experience in the financial industry and management expertise that Mr. Samuels developed as a former president of a division of one of the largest investment management firms in the world, his expertise in financial and capital markets, and his extensive experience in leadership and strategic planning.
    EDUCATION
Mr. Samuels holds a Bachelor of Arts and Masters of Business Administration from Harvard University.
    BIOGRAPHY
Mr. Simons served as president and chief executive officer of Weyerhaeuser Co. (“Weyerhaeuser”), a publicly held timber REIT, from August 2013 until his retirement in December 2018. Prior to this role, Mr. Simons served as chairman and chief executive officer of Temple-Inland, a publicly held corrugated packaging and building products company, from December 2007 to February 2012. Mr. Simons has served on the board of directors of Fiserv, Inc., a publicly held global provider of financial services technology, since 2007. Mr. Simons served on the board of Weyerhaeuser from June 2012 to December 2018 and on the board of Temple-Inland from January 2008 to February 2012. Since July 2023, he has served on the board of directors of Union Pacific Corporation.
    REASONS FOR NOMINATION
We believe Mr. Simons’ qualifications for nomination include valuable industry knowledge and management expertise that Mr. Simons developed as an executive of a publicly held REIT, as well as his strong skills in corporate finance and strategic planning.
    EDUCATION
Mr. Simons holds a bachelor’s degree in business administration from Baylor University and a juris doctor from the University of Texas.

2024 PROXY STATEMENT	15

CORPORATE GOVERNANCE MATTERS
SKILLS AND EXPERIENCE OF DIRECTOR NOMINEES

Financial	●	●	●	●			●	●	●	●	●
Risk Oversight	●	●	●	●	●	●	●	●	●	●	●
Executive Leadership	●	●	●	●	●	●	●	●	●	●	●
Human Capital Management	●	●	●	●	●	●	●	●	●	●	●
Public Board Experience	●	●	●	●	●	●	●	●	●	●	●
Industry Experience		●	●	●	●	●	●	●	●
M&A		●	●	●	●		●	●	●	●	●
International/Global	●	●			●		●	●	●	●	●
Technology	●				●	●	●		●
REIT							●		●		●
SELECTION OF DIRECTOR NOMINEES
The Nominating and Governance Committee is responsible for identifying and recommending to the Board qualified candidates for nomination by the Board at each annual meeting of stockholders, consistent with the criteria set forth in our Board-approved corporate governance guidelines (our “Corporate Governance Guidelines”). The Board is responsible for nominating qualified candidates for election at each annual meeting of stockholders and for filling vacancies on the Board that may occur between annual meetings of the stockholders.
The Board will not nominate any candidate who has not agreed to tender, promptly following the annual meeting at which such candidate is elected, an irrevocable resignation that will be effective upon (1) the failure to receive the required number of votes at the next annual meeting of stockholders at which such candidate faces re-election, and (2) the acceptance of such resignation by the Board.
The Nominating and Governance Committee considers director nominees who are properly recommended by stockholders for election to the Board at a meeting of stockholders at which directors are to be elected. To be proper, a director nominee recommendation must comply with applicable law, the Company’s Bylaws and the Company’s Corporate Governance Guidelines. The Nominating and Governance Committee will consider, and evaluate in the same manner, any suggestions offered by directors or stockholders with respect to potential director nominees. However, the Nominating and Governance Committee and the Board are not required to enlarge the size of the Board in order to nominate an otherwise fully qualified candidate proposed by a stockholder. A stockholder wishing to nominate a director directly must comply with the procedures described in the Company’s Bylaws and this Proxy Statement.

16

CORPORATE GOVERNANCE MATTERS
BOARD AND COMMITTEE EVALUATIONS
The Nominating and Governance Committee annually establishes and oversees the Board and committee evaluation process. Generally, the Board and each committee conduct self-evaluations by means of written questionnaires completed anonymously by each director and committee member. The responses are summarized and provided to the Board and each committee at their subsequent meetings for discussion and review. Historically, the Nominating and Governance Committee has from time to time engaged an independent third-party firm to conduct a comprehensive independent evaluation of the Board, the committees and individual directors, and we plan to continue this practice in the future.
BOARD STRUCTURE
BOARD LEADERSHIP STRUCTURE
The Board believes that Iron Mountain stockholders are best served by the Board having flexibility to consider and determine the best leadership structure for the Company, including whether the roles of Chair of the Board (“Chair”) and CEO should be combined or separated, based on current relevant facts and circumstances rather than by adhering to a formal standing policy on the subject.
The Board has determined that the current position of Chair should be held by an independent non-employee of the Company. The Board believes this structure fosters effective governance and oversight of the Company, and allows the CEO to focus on strategic planning and execution of our day-to-day performance while the Chair leads the Board in its fundamental role of providing advice and oversight to management. Among other things, the Chair’s duties include:
▲Collaborating with the CEO to develop and approve Board meeting agendas and meeting schedules;
▲Ensuring that topics deemed important by independent directors, such as views on our management, risk matters, strategy and execution, are included in Board discussions;
▲Serving as an advisor to the CEO;
▲Presiding over meetings of the Board, including all executive sessions of non-management directors;
▲Advising the CEO on the content of information sent to the Board;
▲Acting as a liaison between management and non-management directors; and
▲Being reasonably available for direct communication with our major stockholders.
The Board believes this governance structure promotes balance between the authority of those who oversee our business and those who manage it on a day-to-day basis. A non-management executive session is offered before the conclusion of each Board and committee meeting, which further facilitates the independence of our Board. The current Chair has established strong working relationships with her fellow Board members and has garnered their confidence and respect.
There may however be unique circumstances, such as a change in executive or Board composition or a significant strategic development, under which the Board may determine that stockholders are best served by combining the roles of Chair and CEO and appointing a strong lead independent director with robust duties and responsibilities. In the event that the roles of Chair and CEO are combined, we anticipate that the Board would appoint a strong lead independent director with a well-defined role similar to the responsibilities undertaken by our current Chair. We anticipate that we would disclose any such change in our Board leadership structure to the stockholder community.

2024 PROXY STATEMENT	17

CORPORATE GOVERNANCE MATTERS
INDEPENDENCE
Our Board is composed of a majority of directors who qualify as independent directors pursuant to the corporate governance standards for companies listed on the New York Stock Exchange (“NYSE”). The Board evaluates independence pursuant to NYSE standards each year by affirmatively determining whether each director has a direct or indirect material relationship with the Company (including its subsidiaries) or members of the Company’s management that may interfere with such director’s ability to exercise independence from the Company. When assessing the materiality of a director’s relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint but from that of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. None of our independent directors has any relationship with the Company or its management other than service as a director and on committees of the Board, and the Board has concluded that none of the Company’s directors possess the objective relationships set forth in the NYSE listing standards that prevent independence.
When evaluating the independence of director nominees, the Board weighs numerous factors, including the effect of multiple years of service on the ability of our director nominees to maintain independence. The Board has determined that all of our non-management directors who served in 2023 and who are nominated as directors qualify as independent under NYSE rules. One of our directors, Mr. Meaney, is a management employee involved in our day-to-day activities and is not considered to be an independent director.
BOARD MEETING ATTENDANCE
During the fiscal year ended December 31, 2023, the Board held six meetings. In 2023, each incumbent director attended at least 75% of the aggregate number of meetings of the Board and the committees on which such director served that were held while such incumbent director served on the Board or the respective committees. Our directors are expected to attend the Company’s Annual Meeting of Stockholders. Ten (10) directors standing for re-election at the time attended our virtual 2023 Annual Meeting of Stockholders. Our policy with respect to directors’ attendance at our annual meetings of stockholders can be found in our Corporate Governance Guidelines, the full text of which appears under the heading “Investors/Corporate Governance/Governance Documents” on our website at www.ironmountain.com.
BOARD COMMITTEES
The Board has the following standing committees: Audit Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee and Risk and Safety Committee. The Board and management have assigned specific areas of risk oversight to each standing committee. The Board has adopted a charter for each of its standing committees, and each such charter is available on our website at www.ironmountain.com under the heading “Investors/Corporate Governance/Governance Documents.” During the fiscal year ended December 31, 2023, the Audit Committee held four meetings, the Compensation Committee held four meetings, the Nominating and Governance Committee held five meetings, the Finance Committee held five meetings and the Risk and Safety Committee held three meetings. In 2023, each incumbent director who served on a Board committee attended at least 75% of that committee’s meetings held during the period such incumbent director served on that committee.
The Nominating and Governance Committee typically reviews committee membership each year to assess whether any changes should be made. Each committee generally has a mix of directors who have previously served on the committee and directors who have not previously served on the committee. Committee membership as set forth below is as of April 19, 2024.

18

CORPORATE GOVERNANCE MATTERS

AUDIT COMMITTEE		4 Meetings in 2023

CHAIR Rakowich	MEMBERS Allerton Bailey Dauten
Each member of the Audit Committee is independent as defined by the rules of the SEC, the NYSE listing standards and the Audit Committee Charter. In addition, the Board has determined that each member of the Audit Committee is an audit committee financial expert as defined by the rules of the SEC and is financially literate as defined by the NYSE listing standards.

▲ROLES AND RESPONSIBILITIES
The Audit Committee:
1.assists the Board in oversight of the integrity of the Company’s financial statements;
2.assists the Board in oversight of the Company’s compliance with legal and regulatory requirements;
3.assists the Board in the oversight of the Company’s compliance with requirements with respect to maintaining the Company’s qualification for taxation as a REIT;
4.assists the Board in oversight of the independent registered public accounting firm’s qualifications and independence;
5.assists the Board in oversight of the performance of the Company’s internal audit function and independent auditors;
6.prepares an Audit Committee report as required by the SEC to be included in the annual proxy statement;
7.reviews and discusses quarterly earnings releases and materials;
8.monitors and assesses policies and practices with respect to risk assessment and risk management;
9.reviews and evaluates the lead audit partner of the independent registered accounting firm;
10.performs such other duties as the Board may assign to the Audit Committee from time to time, such as approving transactions subject to our Related Person Transaction Policies and Procedures described on page 26 of this Proxy Statement;
11.furnishes periodic reports to the Board concerning the Audit Committee’s work; and
12.takes other actions to meet its responsibilities as set forth in its written charter.
The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of any concerns regarding accounting or auditing matters they think may be questionable. Information about these procedures can be found in our Code of Ethics, which is available on our website, www.ironmountain.com, under the heading “Investors/Corporate Governance/Governance Documents.”

2024 PROXY STATEMENT	19

CORPORATE GOVERNANCE MATTERS

COMPENSATION COMMITTEE		4 Meetings in 2023

CHAIR Murdock	MEMBERS Arway Ford Matlock Simons	Each member of the Compensation Committee qualifies as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲ROLES AND RESPONSIBILITIES
The Compensation Committee:
1.reviews, approves and recommends to the independent members of the Board the annual compensation, including base salary, equity-based incentives and the payment of short-term incentive compensation, for the CEO;
2.approves all long-term equity incentives to our employees, including the executive officers, under the 2014 Stock and Cash Incentive Plan, as amended (the “2014 Plan”);
3.reviews and approves the annual compensation, including base salary, equity-based incentives and the payment of short-term incentive compensation, for the Company’s executive officers (as defined in Section 16 of the Securities Exchange Act of 1934), based on recommendations from the CEO and reports to the Board on such decisions, while annually reviewing the Company’s diversity, equity and inclusion (“DEI”) practices;
4.reviews the Company’s cash and stock-based incentive compensation plans to assess their effectiveness in meeting the Company’s goals and objectives and exercises all of the authority of the Board with respect to the administration of such plans;
5.annually reviews and discusses with management a draft of the Company’s Compensation Discussion and Analysis to be included in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;
6.annually prepares and publishes an annual report of the Compensation Committee for inclusion in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;
7.reviews and discusses at least on an annual basis the risks arising from the Company’s compensation policies for its employees;
8.reviews and discusses pay ratio disclosure for inclusion in the Company’s annual proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K;
9.annually reviews executive talent in coordination with the Board’s review;
10.furnishes periodic reports to the Board concerning the Compensation Committee’s work; and
11.takes other actions to meet its responsibilities as set forth in its written charter.
The Board has delegated final authority for compensation decisions for the executive officers, other than our CEO, to the Compensation Committee. The Compensation Committee has the authority, as it deems appropriate, to delegate any of its responsibilities to a sub-committee and has delegated the authority to the CEO to approve within an approved budget long-term equity incentive grants below maximum thresholds to employees who are not executive officers or senior vice presidents.
For a discussion concerning the process and procedures for determining executive compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see the “Compensation Discussion and Analysis” section in this Proxy Statement.

20

CORPORATE GOVERNANCE MATTERS

NOMINATING AND GOVERNANCE COMMITTEE		5 Meetings in 2023

CHAIR Bailey	MEMBERS Arway Dauten Rakowich Samuels	Each member of the Nominating and Governance Committee qualifies as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲ROLES AND RESPONSIBILITIES
The Nominating and Governance Committee:
1.annually reviews the composition of the Board and considers whether to recommend committee membership changes to the Board;
2.identifies and recommends candidates for nomination to the Board;
3.recommends to the Board structures and statements of the duties and responsibilities of each committee of the Board;
4.develops and recommends to the Board and implements corporate governance guidelines applicable to the Company;
5.develops and monitors an annual process to assess the effectiveness of the Board and implements and oversees an annual review of the performance of the Board (including evaluations of individual Board members) and each of the Board’s standing committees;
6.develops and proposes, for approval by the Board, compensation policies for the Company’s non-employee directors;
7.annually reviews contributions to candidates made by the Iron Mountain Incorporated Political Action Committee (“IMPAC”) and determines the composition of the IMPAC board;
8.annually reviews the Company’s Political Contributions Policy and the Company’s compliance with that policy;
9.furnishes periodic reports to the Board concerning the Nominating and Governance Committee’s work; and
10.takes other actions to meet its responsibilities as set forth in its written charter.

FINANCE COMMITTEE		5 Meetings in 2023

CHAIR Simons	MEMBERS Dauten Murdock Rakowich Samuels
Although the NYSE listing standards do not require a standing finance committee or that any such committee be comprised exclusively of independent members, all members of the Finance Committee qualify as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲ROLES AND RESPONSIBILITIES
The Finance Committee:
1.reviews and provides recommendations with respect to the Company’s capital structure, leverage and financial strategies;
2.reviews the Company’s material capital allocation decisions, strategic investments and dispositions and other opportunities for maximizing stockholder value and periodically reviews and evaluates the performance of and returns on investments and dispositions approved by the Board;
3.considers, reviews and provides recommendations to the Board with respect to the Company’s dividend and share repurchase policies and programs and other strategies to return capital to stockholders;
4.reviews and approves the Company’s derivatives and hedging policies and strategies;
5.reviews the Company’s investment policies and practices;
6.reviews the Company’s credit ratings and strategy;
7.periodically reviews the Company’s investor relations strategy;
8.furnishes periodic reports to the Board concerning the Finance Committee’s work; and
9.performs such other duties as the Board may assign to the committee from time to time.

2024 PROXY STATEMENT	21

CORPORATE GOVERNANCE MATTERS

RISK AND SAFETY COMMITTEE		3 Meetings in 2023

CHAIR Ford	MEMBERS Allerton Bailey Matlock
Although the NYSE listing standards do not require a standing risk and safety committee or that any such committee be comprised exclusively of independent members, all members of the Risk and Safety Committee qualify as independent under the applicable NYSE listing standards, SEC rules and the Board’s independent assessment.

▲ROLES AND RESPONSIBILITIES
The Risk and Safety Committee:
1.based on reports provided by the Company’s management, monitors (i) the adequacy of material fire, health, safety, security, business continuity, cyber security, chain of custody and information security and risk management strategies and systems for the reporting of accidents, incidents and risks, and (ii) material investigations and remedial actions, as appropriate;
2.reviews the Company’s establishment and operation of its enterprise-wide risk management (“ERM”) program which is designed to identify, assess, monitor and manage risk throughout the Company, and includes an annual management ERM report to the Board;
3.monitors the Company’s insurance program;
4.furnishes periodic reports to the Board concerning the Risk and Safety Committee’s work; and
5.examines any other matters referred to it by the Board.

22

CORPORATE GOVERNANCE MATTERS
THE BOARD’S ROLE, RESPONSIBILITIES AND POLICIES
THE BOARD’S ROLE IN RISK OVERSIGHT

We have a comprehensive ERM program which is designed to identify, assess, monitor and manage risk throughout the Company, with the Board exercising oversight responsibility for risk both directly and through standing committees.

▲

OUR BOARD OF DIRECTORS
The Board reviews and discusses with management significant risks affecting the Company, including matters escalated by its committees within their respective areas of oversight. The Board also formally reviews the Company’s overall risk position and risk management processes at least annually, which allows the Board and each of its committees to remain coordinated in overseeing enterprise risk. Further, our independent Chair ensures that important topics, including those relating to risk matters, are included as topics for discussion by the Board. Although management, including our CEO, and the Board and its committees work together on risk matters, the Board has the ultimate oversight authority. The Board also reviews the Company’s ethics and compliance program annually. The Board reserves the right to and periodically does consult with outside advisors and experts from time to time to assist the Board in anticipating future threats and trends.
OUR BOARD COMMITTEES
The Nominating and Governance Committee periodically reviews the allocation of risk oversight among the Board’s committees. Each committee focuses on specific aspects of enterprise risk, emerging risk trends and ad-hoc risk issues in the areas of risk allocated to it. In coordination with the Board, the Nominating and Governance Committee also periodically reviews environmental, social and governance (“ESG“) strategy and initiatives.
The Risk and Safety Committee reviews and monitors fire, health, safety, security, business continuity, cybersecurity, chain of custody and information security and risk management strategies, systems and policies and processes implemented, established and reported on by management. The Risk and Safety Committee is specifically tasked with reviewing and monitoring cybersecurity and information security risk, as well as cybersecurity related risk management strategies, systems and policies and processes implemented, established and reported on by our executive management team. The Risk and Safety Committee also has the primary responsibility for assisting the Board with oversight of the Company’s ERM program, which is designed to identify, assess, monitor and manage risk throughout the Company, and includes an annual management ERM report to the Board.
The Audit Committee oversees, among other things, (i) the integrity of the Company’s financial statements and financial reporting process, (ii) the performance of the Company’s internal audit function and independent auditors, and (iii) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee also assists the Board in overseeing the Company’s compliance with legal and regulatory requirements.
The Compensation Committee oversees the executive compensation program throughout the year with the assistance of an independent compensation consultant and also reviews and discusses the risks arising from the Company’s compensation policies and practices.
The Finance Committee reviews the Company’s capital structure, financial strategies, investment policies, capital allocation decisions, strategic investments and dispositions and other opportunities for maximizing shareholder value.
During each regularly scheduled Board meeting, each committee chair provides a summary to the Board of his or her committee’s discussions since the most recent regularly scheduled Board meeting, which includes any discussions of risks reviewed by that committee. The key responsibilities of each standing committee of the Board and the risk oversight of such committees are further detailed on pages 19 through 22.

2024 PROXY STATEMENT	23

CORPORATE GOVERNANCE MATTERS

OUR MANAGEMENT TEAM
Our management team, with oversight from the Board, is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of enterprise risks. Our ERM program includes the receipt by our executive team of regular reports from our operations personnel. Our executive team has established an enterprise risk committee which includes each of our executive vice presidents and is chaired by our Chief Risk Officer. The enterprise risk committee oversees our risk and compliance activities, ensuring that management has appropriate policies, structures and systems in place for managing risks of the business. Our executive team reviews and prioritizes significant risks, allocates resources for mitigation and provides the Board with regular reports on areas of potential Company risk, including strategic, operational, information security, human resources, financial, legal, compliance, REIT and regulatory risks. In particular, our Chief Information Security Officer periodically reports key performance indicators of our information security program to the Risk and Safety Committee to facilitate the committee’s oversight of the effectiveness of the program through objective measurements.
Each of the Board’s standing committees has been assigned the oversight of certain identified risks, and the Board, or the committee of the Board assigned responsibility for a specific area of risk, receives updates from the Company executive accountable for understanding and mitigating each such identified risk. The Company’s Chief Risk Officer, who reports to the General Counsel, is responsible for the day-to-day oversight of the risk management program. The Chief Risk Officer provides an ERM report at each meeting of the Risk and Safety Committee. The ERM report addresses short-term and long-term enterprise risks, risk trends and noteworthy incidents. The Company’s Chief Compliance Officer, who reports to the General Counsel, is responsible for the development, review, and execution of the Company’s compliance and business conduct program and, with the General Counsel, regularly reports to the Board and the Audit Committee. The Company also consults with outside advisors as necessary to identify and understand emerging risks.
OUR INTERNAL AUDIT TEAM
The internal audit team, under the direct supervision of the Audit Committee, identifies and helps mitigate risk, and assesses and improves the Company’s internal controls. The internal audit team accesses the Company’s disclosure controls and procedures and reports any material weaknesses or significant deficiencies to the Audit Committee. At each meeting of the Audit Committee, the Vice President of Internal Audit and the Chief Compliance Officer meet with the Audit Committee in closed session.

▲

24

CORPORATE GOVERNANCE MATTERS
THE BOARD’S ROLE IN MANAGEMENT SUCCESSION
The Board oversees the recruitment, development, and retention of executive talent. Management succession is generally discussed throughout the year with the CEO at Board meetings and in executive sessions. Management succession discussions generally focus on the CEO and other senior executive roles and also include broader discussions about the Company’s workforce. The Board has regular and direct exposure to senior leadership and high-potential employees through meetings held throughout each year.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD
The Board believes it is important to engage effectively with stockholders and maintains a written Stockholder Engagement and Communication Policy (the “Stockholder Engagement Policy”), which outlines the procedures for the Board’s engagement and communication with the Company’s stockholders. The Stockholder Engagement Policy is overseen by the Nominating and Governance Committee. Under the Stockholder Engagement Policy, any stockholder, security holder or other interested party who desires to communicate with the Board, any individual director, including the Chair, or the independent or non-management directors as a group, may do so by regular mail or email directed to the Secretary of the Company. Communications to the Board should be mailed to Corporate Secretary, Iron Mountain Incorporated, 1101 Enterprise Drive, Royersford, Pennsylvania 19468; the Secretary’s email address is corporatesecretary@ironmountain.com. Upon receiving such mail or email, the Secretary will assess the appropriate director or directors to receive the message and will forward the mail or email to such director or directors without editing or altering it. Typically, the Corporate Secretary will respond to the applicable stockholder, security holder or other interested party on behalf of the Board.
CORPORATE GOVERNANCE GUIDELINES
The Board maintains our Corporate Governance Guidelines that describe our corporate governance practices and policies and provide a framework for our Board governance. The topics addressed in our Corporate Governance Guidelines include but are not limited to: composition and selection of the Board; director overboarding policy; director responsibilities; Board meetings; Board committees; director access to management and independent advisors; director compensation; executive compensation clawback policy; director orientation and continuing education; management evaluation and succession; the Board’s annual performance evaluation and conflicts of interest. Our Corporate Governance Guidelines are available on our website, www.ironmountain.com, under the heading “Investors/Corporate Governance/Governance Documents.”
INSIDER TRADING POLICY
Our Insider Trading Policy, approved by our Board, provides our directors and employees with guidelines for appropriately transacting in the Company’s securities. The Insider Trading Policy prohibits directors and employees from engaging in short sales, options trading, short-term trading, standing or limit orders, and hedging. In addition, directors and executives with a title of senior vice president or above are prohibited from placing the Company’s securities in margin accounts or otherwise pledging shares of Common Stock. Also, directors and certain employees are required to receive approval from our general counsel’s office before transacting the Company’s securities, gifting such securities, or establishing contracts, instructions, or plans intended to satisfy the conditions of Rule 10b5-1(c) under the Exchange Act.
Certain employees may only trade the Company’s securities through a 10b5-1 trading plan that is approved by the general counsel’s office. These plans are subject to a mandatory cooling off period as outlined in our Insider Trading Policy, which complies with SEC Rule 10b5-1. Furthermore, the 10b5-1 plan includes several key provisions, including prohibitions on overlapping plans, restrictions on single-trade plans and limitations on entry into and modification of 10b5-1 plans. As of April 19, 2024, all executive officers and directors are in compliance with our Insider Trading Policy.
EXECUTIVE COMPENSATION CLAWBACK POLICY
The Board believes that it is in the best interests of the Company and its shareholders to create and maintain a culture that emphasizes integrity and accountability and reinforces the Company’s pay-for-performance compensation philosophy. In accordance with the SEC’s and NYSE’s new rules requiring a clawback policy, the Board has therefore adopted a clawback policy, which is set forth in Exhibit A to our Corporate Governance Guidelines. The clawback policy provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws and describes certain remedies available to the Board to address executive officers who have engaged in fraudulent or other intentional misconduct. Our clawback policy applies to any compensation paid to executives that is granted, earned, or vested based wholly or in part upon attainment of a financial reporting measure.

2024 PROXY STATEMENT	25

CORPORATE GOVERNANCE MATTERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Board has adopted a Related Person Transaction Policies and Procedures (the “Related Persons Policy”), which provides that all transactions with related persons are subject to approval or ratification by our Audit Committee. With certain exceptions, the Related Persons Policy provides that the Audit Committee shall review the material facts of all transactions with related persons and either approve or disapprove of the transaction. Under the Related Persons Policy, covered transactions include all transactions involving (i) the Company, (ii) amounts in excess of $120,000 and (iii) a Related Person (a term that includes executive officers, directors, nominees for election as directors, beneficial owners of 5% or more of the Company’s outstanding Common Stock and immediate family members of the foregoing). The Audit Committee will determine, among other considerations, (i) whether the terms of a covered transaction are fair to the Company and no less favorable to the Company than would be generally available absent the relationship with the counterparty, (ii) whether there are business reasons for the transaction, (iii) whether the transaction impairs the independence of an outside director, (iv) whether the transaction would represent an improper conflict of interest and (v) whether the transaction is material. If the Company becomes aware of a transaction with a Related Person that has not been approved by the Audit Committee prior to its consummation, the Audit Committee shall review such transaction and evaluate all possible options, including ratification, revision or termination of such transaction and shall take such action as it deems appropriate under the circumstances. The Related Persons Policy is intended to supplement, and not supersede, our other policies and procedures with respect to transactions with Related Persons. During the year ended December 31, 2023, there were no new transactions with related persons that required the review of our Audit Committee.
THE COMPANY’S POLICY AND BOARD OVERSIGHT OF POLITICAL EXPENDITURES
Our Global Political Contribution Policy, adopted by our Nominating and Governance Committee, together with our Code of Ethics and Business Conduct, guide our approach to ethical business behavior and corporate political contributions. Our Global Political Contribution Policy provides that Iron Mountain does not make political contributions in any form or amount from corporate funds or resources, even when permitted by applicable law. Iron Mountain does not use corporate funds in support of or opposition to political candidates, political parties, political committees and other political entities organized and operating for political candidates or for “electioneering” communications.
The Company administers IMPAC, which is a non-partisan political action committee supporting congressional candidates at the federal level only. IMPAC is governed by a set of bylaws and supervised by a board of directors composed of senior managers from different areas of the Company. IMPAC allows eligible employees to pool their resources to support candidates who understand the issues important to the Company’s business and its employees. Participation in IMPAC is strictly voluntary. Except for administrative expenses, IMPAC is funded solely by the Company’s employees and directors and is not supported by funds from the Company. IMPAC complies with federal election laws and all other applicable laws and reports regularly to the Federal Election Commission.
The Company is a member of a number of trade associations that participate in public relations activities such as education and conferences, but not for the purpose of making political contributions. Our Code of Ethics and Business Conduct and our Global Political Contribution Policy are available on our website under the heading “Investors/Corporate Governance/Governance Documents.”
Our Nominating and Governance Committee annually reviews contributions by the IMPAC, determines the IMPAC board members and reviews the Company’s Political Contribution Policy and the Company’s compliance therewith.
DIRECTOR STOCK OWNERSHIP GUIDELINES
We maintain director stock ownership guidelines that require non-employee directors to achieve and maintain ownership of our Common Stock at or above a prescribed level. Our directors who are also employees of the Company are subject to the Company’s executive stock ownership guidelines described on page 50 of this Proxy Statement. We established these guidelines to help align long-term interests of directors with stockholders. The guidelines require each director to own and retain Common Stock, exclusive of unexercised stock options and performance shares or performance units (“PUs”), having a value equal to six times the director’s annual cash retainer earned for serving on the Board.
As of April 19, 2024, all of the Company’s non-employee directors are in compliance with the director stock ownership guidelines.
Each director subject to the Company’s stock ownership guidelines is required to retain an amount equal to 50% of the net shares received as a result of the settlement or vesting of restricted stock, restricted stock units (“RSUs”), PUs or the exercise of stock options until such director meets the minimum ownership threshold. “Net shares” are those shares that remain after shares are sold or netted to pay any applicable taxes or purchase price. Because directors must retain a percentage of shares resulting from the vesting of RSUs until they achieve the minimum share ownership threshold, there is no minimum time period required to comply initially with the guidelines.

26

CORPORATE GOVERNANCE MATTERS
DIRECTOR COMPENSATION
2023 DIRECTOR COMPENSATION PLAN AND DIRECTOR DEFERRED COMPENSATION PLAN
Directors who are employees of the Company do not receive additional compensation for serving on the Board. Pursuant to the 2023 Company’s Compensation Plan for Non-Employee Directors, non-employee directors received an annual retainer of $80,000 in 2023, and committee members and committee chairs received annual retainer fees as set forth below:

	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	FINANCE COMMITTEE	RISK AND SAFETY COMMITTEE
Annual Committee Member Retainer	$15,000	$15,000	$15,000	$15,000	$15,000
Annual Committee Chair Retainer	$20,000	$20,000	$20,000	$20,000	$20,000
Any non-employee director who served on the Board or a committee for less than the entire year received a pro-rated retainer based on the dates such non-employee director served on the Board or the applicable committee. In addition, our Independent Chair of the Board receives a retainer of $150,000.
Non-employee directors received annual grants of RSUs for the number of shares of our Common Stock equal to $170,000 divided by the Fair Market Value (as defined in the 2014 Plan) on May 9, 2023, the date of our 2023 Annual Meeting of Stockholders. Non-employee directors who joined the Board after the 2023 Annual Meeting of Stockholders received a pro-rated grant as of the date of their appointment to the Board. The RSUs vested immediately on the date of grant.
The Director Deferred Compensation Plan (the “DDCP”) allows non-employee directors to defer the receipt of between 5% and 100% of their cash retainers, in which case participating non-employee directors receive shares of phantom stock in an amount equal to the amount of the cash retainer deferred divided by the fair market value of one share of Common Stock as of the crediting date. Non-employee directors may also defer some or all of their annual RSU grant under the DDCP and receive a number of shares of phantom stock equal to the amount of the annual RSU grant. Dividends, if any, accrued on such phantom stock are deemed to be similarly deferred and credited to the participating non-employee director’s account. The shares of phantom stock are payable in shares of Common Stock on various dates selected by each participating non-employee director or as otherwise provided in the DDCP. Deferral elections and elections relating to the timing and form of payments are made prior to the period in which the retainers, fees and awards are earned. The Company does not contribute any matching, profit sharing or other funds to the DDCP for any participating director. Amounts under the DDCP are treated as invested in shares of our Common Stock. The DDCP is administered by the Chair of the Compensation Committee and the executive vice president primarily responsible for oversight and administration of our compensation programs.

2024 PROXY STATEMENT	27

CORPORATE GOVERNANCE MATTERS
2023 DIRECTOR COMPENSATION
The following table provides certain information concerning compensation earned by non-employee directors during the year ended December 31, 2023.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Jennifer Allerton	$110,000	$169,962	—		$279,962
Pamela M. Arway	$260,000	$169,962	—		$429,962
Clarke H. Bailey	$145,000	$169,962	$201,750	(3)	$516,712
Kent P. Dauten	$125,000	$169,962	—		$294,962
Monte Ford	$130,000	$169,962	—		$299,962
Robin L. Matlock	$110,000	$169,962	$7,348	(3)	$287,310
Wendy J. Murdock	$130,000	$169,962	—		$299,962
Walter C. Rakowich	$145,000	$169,962	—		$314,962
Theodore R. Samuels(4)	$50,217	$138,738	$1,472	(3)	$190,427
Doyle R. Simons	$130,000	$169,962	$77,869	(3)	$377,831
Alfred J. Verrecchia(5)	$47,500	—	$183,101	(3)	$230,601
(1)Messrs. Samuels and Simons elected to defer 100% of their cash retainer fees to the DDCP.
(2)The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of RSUs granted in 2023 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Each non-employee director, except Mr. Samuels, was granted 3,047 RSUs on May 9, 2023. Mr. Samuels was elected as a non-employee Director of the Company on July 17, 2023, and on that same day, he was granted 2,264 RSUs. Messrs. Bailey and Simons elected to defer 100% of their RSUs granted in 2023 pursuant to the DDCP.
(3)The amounts reported in the “All Other Compensation” column for Messrs. Bailey, Simons, Samuels and Verrecchia and Ms. Matlock consist of dividend equivalents paid on phantom stock pursuant to the DDCP in 2023.
(4)Mr. Samuels was appointed to the Board effective July 17, 2023.
(5)Mr. Verrecchia was a director until May 2023.
MODIFICATIONS TO DIRECTOR COMPENSATION FOR 2024
The Compensation Committee annually reviews, with assistance from our independent compensation consultants, the compensation of our non-employee directors in comparison to companies with similar revenues and business and makes adjustments it believes are appropriate. Effective January 1, 2024, we modified our non-employee director compensation plan to (1) increase the annual Board retainer from $80,000 to $85,000 per year, (2) increase the annual retainer for the Independent Chairperson of the Board from $150,000 to $160,000, and (3) increase the annual stock grant value for each non-employee director from $170,000 to $190,000.

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CORPORATE GOVERNANCE MATTERS
OTHER CORPORATE GOVERNANCE MATTERS
CODE OF ETHICS
Our Code of Ethics and Business Conduct applies to each of the Company’s employees, including officers and directors. Our Code of Ethics and Business Conduct is posted on our website, www.ironmountain.com, under the heading “Investors/Corporate Governance/ Governance Documents.” A printed copy of our Code of Ethics and Business Conduct is also available free of charge to any stockholder who requests a copy. We intend to disclose any amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct applicable to our CEO, chief financial officer or principal accounting officer or controller by posting such information on our website. Any waivers applicable to any other executive officers will also be promptly disclosed to stockholders on our website.
SUSTAINABILITY
OUR APPROACH
Iron Mountain is committed to living by our values and putting them into action every day and in everything we do – from safeguarding our customers’ information to empowering employees, serving our communities, and protecting the environment. We strive to be our customers’ most trusted partner for protecting and unlocking the value of what matters most to them in innovative and socially responsible ways.
We embed sustainability throughout our organizational processes which fosters innovation and continuous improvement. At Iron Mountain, we use our influence and expertise to drive innovations that will not only protect and elevate the power of our customers’ work but will also make a lasting, positive impact on people, the planet and performance. We regularly evaluate which sustainability topics are most material to our business through materiality assessments, which are conducted through a double-materiality approach. During this process, we ask stakeholders to consider environmental, social and governance (ESG) topics from both an internal and an external perspective. The results allow us to manage ESG-related risks and set targets related to topics which have the most impact on Iron Mountain as a business and where Iron Mountain has an impact on society.
We are committed to transparent reporting on our sustainability work, and we publish an annual report in accordance with the guidelines set out by the Task Force for Climate Related Financial Disclosures and the Global Reporting Initiative Standards. We also respond annually to CDP. A copy of the Company’s sustainability report is available on the “About Us” section of our website, www.ironmountain.com, under the heading “Sustainability,” or on the “Investors” section of our website, under the heading “Investors Resources.” We continue to monitor evolving regulatory requirements related to sustainability reporting to ensure we are prepared when they come into force.
PROTECTING OUR PLANET
We are committed to understanding and addressing our impact on the environment while driving value to our customers, investors and the communities in which we operate.
▲We are committed to reducing our greenhouse gas (“GHG”) emissions per the recommendations of leading climate organizations, such as the Science Based Targets initiative, and are committed to reaching net zero emissions by 2040.
▲We remain committed to sourcing all of our global electricity use from renewable energy resources in accordance with the standards adopted by the RE100 by 2040.
▲We believe we have an opportunity to leverage our sustainable business practices to add value to our product offerings. We have identified products and services that can help customers meet their sustainability goals. Customers can reduce GHG emissions with Green Power Pass in our data centers, remarket or recycle electronic waste with Secure IT Asset Lifecycle Management services and reduce plastic and paper waste through our secure destruction services.
EMPOWERING OUR PEOPLE
We work together to create a workplace where employees’ authentic selves are welcomed, accepted and included. When we fuel innovation through diverse ideas, backgrounds and perspectives, our people thrive, our customers benefit and our business succeeds.
▲Our global Inclusion and Diversity strategy ensures we have the best talent to deliver our business objectives, enable an innovative, high-performance culture and deliver superior performance to our customers and stockholders.
▲Our commitment to diversity starts with our Board of Directors; currently, the Board is 45% diverse (total diversity), with four women directors and one racially/ethnically diverse director.
STRENGTHENING OUR COMMUNITIES
We contribute positively to the communities in which we operate by leveraging the unique capabilities of our business.
▲We offer financial and in-kind support to our global community through our Living Legacy Initiative, which is our commitment to help preserve and make accessible cultural and historical information and artifacts.
▲We encourage our employees to volunteer and offer paid time off to partake in community and civic service through our Moving Mountains program. In 2021, we set a goal that our employees would volunteer 100,000 hours in their local communities by 2025. Since then, more than 4,775 employees have recorded over 75,000 hours of volunteer time.

2024 PROXY STATEMENT	29

OFFICER EXCULPATION
OVERVIEW
The Board of Iron Mountain has unanimously approved, has declared to be advisable and is recommending to the stockholders of the Company for approval, an amendment to the Company’s Certificate of Incorporation (the “Charter”) to exculpate certain officers in limited circumstances to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”). The Board of Directors believes that the amendment as set forth below is appropriate and we are asking stockholders to vote “For” this proposed amendment.
BACKGROUND
Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit Delaware corporations to exculpate certain officers from personal liability for monetary damages in certain actions. Currently, the Company’s Charter provides for the exculpation of directors to the fullest extent permitted by the DGCL as outlined in Section 11.1 of Article XI. After careful consideration, the Board approved an amendment to the Charter (the “Proposed Charter Amendment”) to extend these protections to certain officers, thus aligning with the DGCL amendments and addressing the recent trends in litigation strategies targeting corporate officers.
Aligning with the DGCL amendments, exculpation of officers does not apply to claims arising from breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. In addition, the exculpation of officers would not apply to claims brought by or in the right of the corporation, such as derivative claims. If the Proposed Charter Amendment is approved by the stockholders, the types of claims that would be barred against certain officers are a subset of those claims that are already barred against directors under the Charter, as permitted by the DGCL.
RATIONALE
The Board believes that extending exculpation to officers is a necessary step to protect individuals making pivotal decisions on behalf of the Company. Officers, like directors, are exposed to a substantial risk of lawsuits or proceedings seeking to impose personal monetary liability. Officer exculpation is intended to enable our officers to exercise their business judgment in furtherance of the interests of our stockholders while minimizing the potential for distraction posed by frivolous lawsuits and costs which are often borne by the Company either directly, through indemnification, or indirectly through higher insurance premiums. Without officer exculpation, the potential for such frivolous claims may impede our ability to attract and retain quality executives to work on our behalf, present barriers to our ability to accomplish our business objectives due to the diversion of management attention and result in a waste of corporate resources.
The Board believes that eliminating personal monetary liability for officers under the circumstances permitted by the DGCL is reasonable and appropriate. This limitation provides the proper balance between stockholders’ interest in accountability and their interest in limiting the assertion of potentially frivolous claims for negligence. In addition, the amendment of inclusion of the exculpation of officers is anticipated to align with industry practices, enhancing our competitiveness in attracting and retaining executive talent, and mitigating litigation costs.
Considering the limits on the type of claims for which officers’ liability would be exculpated, and the benefits the Board believes would accrue to the Company and our stockholders, the Board determined that it is in the best interests of the Company and our stockholders to amend the Charter as described herein.
This description of the Proposed Charter Amendment is qualified by the full text of the amendment to Article XI, Section 11.1 of the Charter, which is attached to this Proxy Statement as Annex A. Additions to the Charter are indicated by underlining and deletions are indicated by strike-outs.

REQUIRED VOTE
The affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the subject matter is required to approve the Proposed Charter Amendment. If the Proposed Charter Amendment is approved by the Company’s stockholders, the Proposed Charter Amendment will become effective upon the filing by the Company of the Proposed Charter Amendment with the Secretary of State of the State of Delaware, which is expected to occur promptly after the Annual Meeting. If the Proposed Charter Amendment is not approved by the Company’s stockholders, then the current Charter will remain unchanged.

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EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act and related rules of the SEC, we are including this separate proposal for stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers listed in the Summary Compensation Table appearing on page 52 of this Proxy Statement (collectively, our “Named Executive Officers” or our “NEOs”).
Our executive compensation is designed to reward performance that contributes to the long-term success of the Company and our stockholders and to attract, motivate, and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. At the core of our executive compensation programs is our “pay for performance” philosophy that links competitive levels of executive compensation to achievements of our overall strategy and business goals, including predetermined performance criteria. We believe our compensation program is strongly aligned with the interests of our stockholders and sound corporate governance principles. We urge you to read the “Compensation Discussion and Analysis” section of this Proxy Statement and the compensation tables and the related notes and narratives in this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the compensation of our NEOs.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our NEOs, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against the compensation paid to the NEOs as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.
We believe the compensation paid to our NEOs for fiscal year 2023 appropriately reflects and rewards our executive officers’ contributions to the performance of Iron Mountain and is aligned with the long-term interests of our stockholders. In deciding how to vote on this proposal, stockholders are encouraged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.
Based on the above, we request that you indicate your support for our executive compensation philosophy and practices by voting to approve, on a non-binding, advisory basis, the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and the related notes and narrative discussion in the Proxy Statement for the 2024 Annual Meeting of Stockholders, is hereby APPROVED.”

REQUIRED VOTE
The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve the non-binding advisory vote on the compensation of our NEOs, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement and compensation tables and the related notes and narratives in this Proxy Statement. For the purposes of determining the number of votes cast, only those cast “For” or “Against” are included. The opportunity to vote on this resolution is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on this resolution is not binding upon the Company and serves only as a recommendation to the Board. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation programs, and the Board value the opinions expressed by stockholders and will consider the outcome of the vote when making future executive compensation decisions.
Our current policy is to provide stockholders with an opportunity to approve executive compensation each year at our annual meeting of stockholders. We currently expect that the next such vote will occur at our 2025 Annual Meeting of Stockholders.

2024 PROXY STATEMENT	31

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
OVERVIEW
We help organizations around the world protect their information, reduce storage costs, comply with regulations, facilitate corporate disaster recovery, and better use their information and information technology (“IT”) infrastructure for business advantages, regardless of its format, location or life cycle stage. We achieve this by storing physical records and data backup media, offering information management solutions, and providing data center space for enterprise-class colocation and hyperscale deployments. We offer comprehensive records and information management services and data management services, along with the expertise and experience to address complex storage and information management challenges such as rising storage rental costs, legal and regulatory compliance, and disaster recovery requirements. We provide secure and reliable data center facilities to protect digital information and ensure the continued operation of our customers’ IT infrastructure, with reliable and flexible deployment options. Our asset lifecycle management (“ALM”) business allows us to provide end-to-end asset lifecycle services for hyperscale, corporate data center and corporate end-user device assets.
Founded in an underground facility near Hudson, New York in 1951, we had more than 225,000 customers in a variety of industries in 60 countries around the world as of December 31, 2023. We currently serve customers across an array of market verticals - commercial, legal, financial, healthcare, insurance, life sciences, energy, business services, entertainment and government organizations, including more than 90% of the Fortune 1000. As of December 31, 2023, we employed approximately 27,000 people.
This Compensation Discussion and Analysis explains the guiding principles and practices of our executive compensation program and the compensation paid each individual who served as a named executive officer in 2023. The 2023 compensation of our named executive officers appropriately reflects and rewards their significant contributions across Iron Mountain’s global businesses.
Together with the other members of our executive team, these leaders advance the strategic and operational results that drive stockholder value. Our NEOs as of December 31, 2023 were:

NAMED EXECUTIVE OFFICER	TITLE
William L. Meaney	Chief Executive Officer
Barry Hytinen	Executive Vice President and Chief Financial Officer
Mark Kidd	Executive Vice President and General Manager, Data Centers and ALM
Greg McIntosh	Executive Vice President, Chief Commercial Officer and General Manager, Global Records and Information Management
John Tomovcsik	Executive Vice President and Chief Operating Officer
COMPENSATION PHILOSOPHY AND PRACTICES
Our executive compensation programs are designed to attract, retain and focus the talents and energies of our executives on meeting the current and future objectives of the Company and are guided by the following design principles:
General Program Competitiveness – In order to attract and retain top performing executives, we establish overall Total Direct Compensation (“TDC”). We define TDC as base salary plus short-term incentive (“STI”) compensation plus long-term incentive (“LTI”) compensation. We determine TDC, with reference to relevant external benchmarks, and the positioning of each executive’s pay relative to market benchmarks reflects experience, proficiency, strategic importance, and performance of required duties.
Pay for Performance – The majority of compensation for our NEOs is performance-based. We award short- and long-term variable, performance-based compensation intended to deliver target compensation when our NEOs meet goals established by our Compensation Committee. Our compensation practices include the potential for above-target compensation (up to a maximum) when rigorous goals are achieved and below-target compensation when established goals are not achieved.
Internal Parity – The overall target TDC opportunity for each executive reflects the responsibility, scope and complexity of that individual’s role within the Company.
Alignment with Business Strategies and Stockholders – Our executive compensation programs reward achievement of enterprise financial goals and strategic objectives that drive long-term stockholder value creation, thereby aligning the interests of our executives with our stockholders.

32

EXECUTIVE COMPENSATION
We maintain the following policies and practices that drive our executive compensation programs:

WHAT WE DO	WHAT WE DON’T DO

   Align executive pay with performance
   Ensure proper balance of short- and long-term orientation in our incentive programs with a significant portion of executive target compensation at risk
   Maintain meaningful executive stock ownership requirements
   Include executive clawback policy on all cash and equity incentive awards
   Hold an annual “Say-On-Pay” advisory vote
   Retain an independent compensation consultant
   Maintain an insider trading policy that prevents hedging and pledging of shares

   No change in control “single trigger” equity acceleration provisions
   No excise tax gross-ups in connection with a change in control
   No dividends or dividend equivalents paid until vesting
   No supplemental executive retirement plans

2023 PERFORMANCE AND PAY HIGHLIGHTS
Throughout 2023, our core business has remained resilient, supported by our broad offerings, deep customer relationships, and the team’s steady execution of our strategic plan. In 2023, Iron Mountain achieved record levels of quarterly revenue, experienced increased demand for our services across key markets, saw strong uptake in our digital solutions offerings, and drove continued momentum in our data center business. We announced Project Matterhorn in September 2022, which is a global program designed to accelerate the growth of our business, and its investments will focus on transforming our operating model to a global operating model. Project Matterhorn is focused on the formation of a solution-based sales approach that is designed to allow us to optimize our shared services and best practices to better serve our customers’ needs. We will be continuing to invest to accelerate growth and to capture a greater share of the large, global addressable markets in which we operate.
2023 FINANCIAL AND OPERATIONAL PERFORMANCE
For the year ended December 31, 2023, our revenue was $5.5 billion, which increased 7% on a reported basis year on year and 8% on a constant currency basis year on year. Adjusted EBITDA(1) increased 7% on a reported basis year on year to $1.96 billion, and we achieved the high end of full year guidance despite foreign currency exchange headwinds. Adjusted Funds from Operations (“AFFO”)(2) increased 5% to $1.21 billion or $4.12 on a per-share basis year on year. Additional fiscal 2023 financial and operational performance highlights include:

▲Storage organic rental revenue(3) grew 11% year on year.
▲Adjusted EBITDA grew 8% year on year on a constant-currency basis.
▲We expanded our asset lifecycle management (“ALM”) business by entering into a definitive agreement to acquire Regency Technologies, an acquisition that closed in January 2024.
▲We expanded our new and existing data center leases by 124 megawatts.
▲We continued investment in innovation and product development. The net lease adjusted leverage ratio under our revolving credit agreement was 5.1x earnings before interest, taxes, depreciation and amortization and rent expense ("EBITDAR"), which is within our long-term target range of 4.5x - 5.5x EBITDAR.

(1)We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs(a); (ii) restructuring and other transformation(b); (iii) (gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (iv) other expense (income), net and (v) stock-based compensation expense.
(a)We define Acquisition and Integration Costs as operating expenditures directly associated with the closing and integration activities of our business acquisitions that have closed, or are highly probable of closing, and include (i) advisory, legal and professional fees to complete business acquisitions and (ii) costs to integrate acquired businesses into our existing operations, including move, severance and system integration costs.
(b)Restructuring and other transformation represents operating expenses associated with the implementation of Project Matterhorn.
(2)We define adjusted funds from operations or AFFO as FFO (Normalized) (1) excluding (i) non-cash rent expense (income); (ii) depreciation on non-real estate assets; (iii) amortization expense associated with customer and supplier relationship value, intake costs, acquisitions of customer relationships and other intangibles; (iv) amortization of deferred financing costs and debt discount/premium; (v) revenue reduction associated with amortization of customer inducements and above- and below-market data center leases; and (vi) the impact of reconciling to normalized cash taxes; and (2) including recurring capital expenditures. We also adjust for these items to the extent attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). Effective Q4 2023, our AFFO definition has been updated to exclude amortization of capitalized commissions. With this change, our calculation more accurately represents our funds available to support growth, and is more comparable to our peers, including those in the data center industry.

2024 PROXY STATEMENT	33

EXECUTIVE COMPENSATION
(a)Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measures, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business (“FFO (Normalized)”). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) restructuring and other transformation; (iii) (gain) loss on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) other (income) expense, net; (v) stock-based compensation expense; (vi) non-cash amortization related to derivative instruments; (vii) real estate financing lease depreciation and (viii) tax impact of reconciling items and discrete tax items.
(3)Organic Revenue is defined as our organic revenue growth rate, which is a non-GAAP measure, and represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rates include the impact of acquisitions of customer relationships.
In addition to strong financial and operational performance, we continued to execute on our long-term strategy while making significant investments in new product development and innovation:

CATEGORY	2023 ACHIEVEMENTS

Customer-Centric Culture	Our team’s achievements were recognized externally for our customer centric culture: Iron Mountain was featured as one of the winners of Google’s first-ever Google Cloud Customer Award for Financial Services for our work with a large financial institution. The award acknowledged our expertise in mortgage document processing and investment in training machine learning models to automate document classification and data extraction and validation, deliver advanced exception management and unlock insights for a large financial services company.

Transformation	We announced Project Matterhorn in September 2022 as we turned our focus toward accelerating our growth. Project Matterhorn is a global program designed to accelerate the growth of our business, and its investments will focus on transforming our operating model to a global operating model.

Innovation	Our customers are faced with navigating a more complex regulatory environment, and one in which hybrid physical and digital solutions have become the norm. Our strategy is underpinned by our continued focus on best-in-class customer experience, as we continue to seek innovative solutions to enable our customers’ progress on their journey from physical storage to a digital ecosystem. For instance, in 2023 we launched our digital pathology on demand solution to deliver faster access to high-quality slide images by eliminating the wait for physical slide delivery from archival storage prior to scanning while securing shared images in a scalable managed environment.

Global Data Center	We continued our growth in our Global Data Center Business with 124 megawatts of new and expansion leases signed in 2023, exceeding our initial 2023 bookings target of 80 megawatts.

Inclusion and Diversity	We continue to prioritize diversity, equity, and inclusion (“DEI”) as core principles within our corporate strategic goals. In support of this, we launched a comprehensive career development opportunity for our female leaders in June 2023. The initiative is specifically designed to support women in their career progression and prepare them for critical leadership roles. Our Employee Resource Groups (ERG) represent cultural and underrepresented groups and provide an opportunity for members and their allies to create a safe, inclusive environment. Our ERGs support Iron Mountain’s DEI strategy by fostering a sense of belonging for their colleagues, increasing talent attraction, retention, and development, and acting as supportive partners to our DEI Team. We scored 90% on the Human Rights Campaign’s Corporate Equality Index for LGBTQ+ and placed as a top scorer on the 2023 Disability Equality Index. We also received the JPMorgan Chase Strategic Diverse Gold Supplier Award for our commitment to supplier diversity and the contributions of our very own supplier diversity program where we exceeded our target of $70 million in supplier diversity spend during 2023. In July 2023, Iron Mountain was recognized by Comparably, a ZoomInfo Technologies company that collects data on wage equity and company culture, in multiple categories: for Best Company for Diversity 2023, Best Company for Women 2023, and Best CEOs for Diversity 2023.

Sustainability
We are committed to achieving carbon neutrality as an organization by 2040. In 2023 we received the Low Carbon Heroes Award at the Istanbul Summit, recognizing our continued efforts to reduce emissions.
We are the first large colocation data center provider that can publish 24/7 carbon-free energy performance for customers and in 2023 we expanded that reporting capability to include 130 sites across the enterprise.
As part of our commitment to reduce emissions we have joined EV100, making a commitment to transition 100% of our company cars and 50% of our vans to EVs by 2030. EV100 recognized Iron Mountain in their 2023 Annual Report as the top internationally committed fleet. In 2023, we expanded our fleet electrification efforts into 12 new countries. To recognize those milestones we hosted Fleet of the Future events in several countries in Asia and Latin America to highlight our sustainability efforts with our customers.

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EXECUTIVE COMPENSATION
The long-term value we have created for our stockholders is demonstrated by our Total Shareholder Return (“TSR”) over the historical five-year period ended December 31, 2023 as compared to MSCI US REIT Index, our primary benchmark for tracking our relative TSR performance. Our cumulative TSR of 194% over the five-year period outperformed the MSCI US REIT Index which yielded a return of 43% to stockholders as of December 31, 2023.

▶ 5-YEAR TOTAL SHAREHOLDER RETURN ON $1 INVESTED AT JANUARY 1, 2019 CLOSE
Our compensation programs also utilize a compensation peer group, representing companies of comparable size and business as outlined by the criteria on page 49, for executive compensation benchmarking. This compensation peer group includes both REIT and non-REIT companies. As the graph below shows, the Company’s TSR performance over the five-year period ended December 31, 2023 was at the 92nd percentile among the companies in our compensation peer group, while the total realizable pay for our CEO over this same period was at the 89th percentile among these companies. This, along with the Company’s stronger relative TSR performance as compared to the MSCI US REIT Index, further demonstrates pay for performance alignment.

▶ 5-YEAR CEO REALIZABLE PAY - TSR ALIGNMENT BASED ON DIVIDEND ADJUSTED CLOSING STOCK PRICE

2024 PROXY STATEMENT	35

EXECUTIVE COMPENSATION
Total realizable pay is defined as the sum of the following components: actual base salaries, short-term incentive awards, and long-term incentive awards paid over the preceding five-year period; the value of all in the money stock options granted during the preceding five-year period; and the value as of December 31, 2023, of RSUs and PUs granted over the preceding five-year period (reflecting actual performance results or estimated performance, including accrued dividends).
TSR is calculated based on the dividend adjusted closing price per share of Common Stock on the NYSE on December 31, 2018 through December 31, 2023.
STOCKHOLDER PERSPECTIVE AND SAY-ON-PAY
Stockholders are provided the opportunity to cast an annual advisory vote on the compensation of our NEOs. Iron Mountain’s long history of aligning long-term executive pay and performance is supported by our strong historical “Say-on-Pay” results, with approximately 95% of the votes cast for the approval of “Say-on-Pay” at our 2023 annual meeting of stockholders. The 2023 “Say-on-Pay” results were consistent with past support from our stockholders, as demonstrated in the graph below. We believe the consistently strong support since the adoption of “Say-on-Pay” demonstrates our stockholders’ satisfaction with the alignment of Company performance and NEO compensation.

▶ 5 YEAR HISTORY OF VOTES IN FAVOR OF SAY ON PAY RESULTS

% of For Votes In Favor of Say on Pay
100
90
80
70
60
50
40
30
20
10
0
96%
97%
93%
95%
95%
2019
2020
2021
2022
2023
Year

2023 TOTAL DIRECT COMPENSATION COMPONENTS
OVERVIEW
Our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the complexity, size, scope, and success of Iron Mountain’s business. The compensation of our NEOs has three primary components: annual base salary, short-term incentives, and long-term incentives. Our compensation programs are intended to support our long-term strategy, with the majority of our executive team pay being at risk, and in the form of long-term incentives.
The Compensation Committee reviews benchmark data when making executive compensation decisions, but the Compensation Committee does not set compensation levels based solely on market data. Rather, the Compensation Committee reviews the 25th, 50th and 75th percentiles of relevant market data as one element in its decision-making process. Final executive compensation decisions reflect a variety of factors, including each executive’s experience, performance, the relative scope and complexity of the executive’s role within the organization, as well as where each executive’s pay level falls relative to the market data.

36

EXECUTIVE COMPENSATION
As depicted below, as of December 31, 2023 approximately 92% of our CEO’s overall TDC target, and, on average, 83% of the TDC target of our other NEOs, is tied directly to the achievement of financial goals, strategic objectives, and stock price appreciation through our short-term and long-term incentive programs (referred to herein as “at risk” pay).

CEO	OTHER NAMED EXECUTIVE OFFICERS

Below is a summary of the elements, objectives, risk mitigation factors and key features of our TDC program for our executives. A more detailed discussion of each element and the associated pay decisions follows this section.

COMPENSATION ELEMENT
CEO	OTHER NEOS	ABOUT THE COMPENSATION ELEMENT
Base Salary
Base salary is a customary, fixed element of compensation intended to attract and retain highly qualified individuals. In order to avoid excessive risk taking, it is important that not all cash compensation be at-risk.

Short Term Incentive
Annual cash short-term incentives are designed to focus executives toward achieving enterprise goals while recognizing their individual contributions, including:
▲Attaining financial goals in line with our annual budget;
▲Achieving strategic objectives;
▲Performing relative to initiatives in areas within their control; and
▲Rewarding outstanding individual performance.
Our short-term incentive awards are expressed as a percentage of base salary, and the amount of compensation payable under each award is subject to a maximum payout; short-term incentive awards are also subject to our clawback policy described on page 47.

Financial Performance – 70% Strategic Objectives – 30%

Long Term Incentive
Long-term equity incentives are designed to:
▲Align the interests of our executives with our stockholders;
▲Reward overall enterprise performance; and
▲Encourage the retention of our executives by providing additional opportunities for them to participate in the ownership of the Company and its future growth.
Our long-term incentive awards are granted in the form of PUs, RSUs and stock options. PUs are earned based on performance, cliff vest three years from the date of the original grant based on achievement of performance goals, and settle in shares of our Common Stock. Stock options are granted at Fair Market Value (as defined in the 2014 Plan). RSUs and stock options typically vest ratably over three years and are settled in shares of our Common Stock. Equity awards are also subject to our clawback policy described on page 47.

PUs 85% Stock Options 15%	PUs 91% RSUs 9%

2024 PROXY STATEMENT	37

EXECUTIVE COMPENSATION
(1)    BASE SALARY
Base salary is a customary, fixed element of compensation intended to attract and retain executives. When setting the annual base salaries of our NEOs, the Compensation Committee considers market data provided by its independent compensation consultant and internal pay equity, experience, and performance.
Base salary increases are not provided automatically on an annual basis, but are carefully reviewed periodically for appropriate levels. The table below details the base salary at December 31, 2022 and 2023, and any year over year increase, for each of our NEOs. The Compensation Committee determined that the 2023 base salaries for all NEOs were appropriately positioned. The 2023 base salaries were approved in February 2023 and effective in March 2023.

NAMED EXECUTIVE OFFICER	2022	2023	PERCENT CHANGE
William L. Meaney	$1,200,000	$1,200,000	–
Barry Hytinen	$750,000	$750,000	–
Mark Kidd(1)	$550,000	$575,000	4.5%
Greg McIntosh(2)	$575,000	$575,000	–
John Tomovcsik	$575,000	$575,000	–
(1)Following a competitive market review and based on the expansion of his responsibilities, the Compensation Committee approved pay changes for Mr. Kidd.
(2)These salary figures have been converted to U.S. Dollars at a conversion rate of $1 CAD to $0.7410 USD, the average exchange rate for fiscal year 2023.
(2)    SHORT-TERM INCENTIVES
The short-term incentive component of our executive compensation program is a variable, at-risk cash component that is aligned with our annual financial results. The 2023 short-term incentive goals were set at the beginning of 2023 and were based on our short-term financial expectations in 2023.
TARGET INCENTIVES
Each member of our executive team participates in the Company’s short-term performance-based incentive compensation program. The Compensation Committee annually reviews the target short-term incentive opportunity, which is expressed as a percentage of base salary, for each executive team member and approves a new target when appropriate.

NAMED EXECUTIVE OFFICER	2023 TARGET(1)
William L. Meaney	175%
Barry Hytinen	110%
Mark Kidd	100%
Greg McIntosh	100%
John Tomovcsik	100%
(1)The Compensation Committee determined that the 2023 target opportunity for all NEOs represented the appropriate amount of short-term compensation at risk for each such NEO based on his role and market comparisons.

38

EXECUTIVE COMPENSATION
PROGRAM STRUCTURE
Achievement of the target short-term incentive opportunity for each executive team member is based upon (1) the Company’s performance against a series of financial goals (the “STI Financial Targets”), (2) the Company’s performance against a series of strategic objectives and (3) personal performance against the individual goals and objectives of such executive team member set at the beginning of the year (referred to as an “individual multiplier”). Each member of the executive team has the same STI Financial Targets and the same strategic objectives, which serve to align our executive team toward the same enterprise goals. The individual multiplier component, however, allows for recognition of individual performance and contributions. The individual multiplier, when applied, can increase or decrease the short-term incentive compensation payouts depending on performance. In support of our philosophy of paying for performance, actual short-term incentive awards for our executive team may range from 0% to a maximum of 212.5% of target incentive opportunity. Where relevant, results are measured in constant currency to better reflect the effect of the executive’s performance on results during the applicable year.

Financial Performance 70% (0% — 200% Payout)	+	Strategic Objectives 30% (Varies by Objective: 0% — 150% Payout)	×	Individual Multiplier (+/- 25%)
▲70% of the short-term incentive opportunity is based on the Company’s financial performance, measured against two metrics:
▲40% of the short-term incentive opportunity is measured against enterprise Adjusted EBITDA and revenue, with increased payout opportunity if revenue exceeds the target level. We believe this component appropriately corresponds to our profitable growth objectives; and
▲30% of the short-term incentive opportunity is measured against AFFO per share on a constant currency basis. We believe this measure appropriately aligns payouts with our ability to generate excess cash flows to reinvest in the business and provide returns to our stockholders through dividends.
▲30% of the short-term incentive opportunity is based on the achievement of specific strategic objectives, which are centered on key drivers of our growth. The strategic objectives that comprise this component are discussed in further detail under the heading “Strategic Objectives” in this section.
▲In addition, each executive team member’s short-term incentive bonus may be increased or decreased (by the Board for the CEO and the Compensation Committee for the other NEOs) by as much as 25% based on such executive team member’s contribution to the measures above and performance against specific individual goals and objectives, including items such as the development and execution of business, organizational and marketing strategies with the objective to increase Adjusted EBITDA, revenue and AFFO per share and progress toward our strategic objectives.
PERFORMANCE–SUMMARY
Based on the Company’s 2023 performance, the short-term incentive payout achievement as approved by the Compensation Committee, prior to the application of individual multipliers was approximately 97% as outlined in the table below.

MEASURE & SCOPE	TARGET WEIGHTING	PAYOUT ACHIEVEMENT(1)
Adjusted EBITDA and Revenue	40%	28.6%
AFFO Per Share	30%	30.0%
Strategic Objectives	30%	38.4%
Weighted Payout		97.0%
(1)Payout achievement represents the weighted percentage of the target incentive opportunity payout earned based on the level of the Company’s achievement of performance measures, as discussed below.

2024 PROXY STATEMENT	39

EXECUTIVE COMPENSATION
FINANCIAL PERFORMANCE–ADJUSTED EBITDA AND REVENUE
With respect to the Adjusted EBITDA and Revenue component of our short-term incentive element of TDC, the Compensation Committee selected a maximum payout of 200% of target but structured the payout matrix such that maximum payout was achieved only if both Adjusted EBITDA and revenue exceeded levels that the Compensation Committee considered exceptional based on the objectives of the annual operating plan and recent Company performance. The table below illustrates the Company’s 2023 Adjusted EBITDA and Revenue performance against the applicable STI Financial Targets.
▶   SHORT-TERM INCENTIVE PERFORMANCE AND PAYOUT RANGE

	ADJUSTED EBITDA	REVENUE	PAYOUT %
Threshold	97%	95%	50%
Target	100%	100%	100%
Maximum	105%	105%	200%
For 2023, the payout for the Adjusted EBITDA and Revenue component of the short-term incentive element of TDC was 71.5%, which is calculated based on the Company’s performance against the applicable STI Financial Targets as set forth below:

(IN MILLIONS)	TARGET	ACTUAL RESULTS(1)
Adjusted EBITDA	$1,966	$1,937
Revenue	$5,660	$5,467
Payout Achievement Based on Actual Results		71.5%
(1)Actual results include certain adjustments approved by the Compensation Committee (e.g. constant currency).
FINANCIAL PERFORMANCE–AFFO PER SHARE
The AFFO per share component of our short-term incentive element of TDC is designed to ensure achievement of AFFO per share targets and then to reward overachievement if AFFO per share exceeds target levels. The Compensation Committee selected the minimum threshold level required for payout of this component to ensure that AFFO per share was sufficient relative to the dividend and capital investment requirements in the annual budget. The Compensation Committee selected a maximum payout of 150% of target and structured this component such that maximum payout was achieved only if AFFO per share exceeded levels that the Compensation Committee considered exceptional, based on the objectives of the annual operating plan and recent Company performance.
For 2023, the payout for the AFFO per share component of the short-term incentive element of TDC was 100%, which is calculated based on the Company’s actual AFFO per share measured against the applicable STI Financial Target set forth below:

	THRESHOLD (50%)	TARGET (100%)	MAX (150%)	PAYOUT(1)
AFFO per share				100%
(1)Results are based on constant currency.

40

EXECUTIVE COMPENSATION
STRATEGIC OBJECTIVES
The table below describes the specific key measures established in 2023 for each strategic objective on which an aggregate of 30% of the overall short-term incentive target bonus is based. The Compensation Committee selected the key measures described in the table below as the most important growth drivers that contribute towards achieving the objectives of our long-term strategy. In establishing the payout scales for each of the goals, the Compensation Committee considered growth, risk of achievement, strategic value, forecast uncertainty for early-stage products, and probability of attainment. The payout for the Strategic Objectives component of the short-term incentive element of TDC was 128%. The table below shows the Company’s 2023 strategic objectives performance against a series of strategic objectives.

STRATEGIC OBJECTIVE	MEASURE	PERCENTAGE OF SHORT- TERM INCENTIVE TARGET BONUS		GOALS		RESULTS	PAYOUT %
			Threshold (25%)	Target (100%)	Maximum (150%)
Customer- Centric	Drive increased cross sell	10%				25.1%	150%
Payout for the Customer-Centric objective: 150%
Core Strength	Megawatts booked	10%				124	150%
	New key downstream accounts signed					9	150%
	New use case solutions launched					14	150%
Payout for the Core Strength objective: 150%
Sustainability and DEI	GHG emission reductions	10%				>4.2%	150%
	Women (Globally, certain level)					29.9%	0%
	BIPOC (US, certain level)					25%	100%
Payout for the Sustainability and DEI objective: 84%
Payout Achievement Based on Actual Results: 128%

2024 PROXY STATEMENT	41

EXECUTIVE COMPENSATION
Over the five-year period ended December 31, 2023, Iron Mountain’s corporate performance payout on short-term incentives has ranged between 77% and 121%.

▶ 5-YEAR SHORT-TERM CORPORATE PERFORMANCE PAYOUT
2023 INDIVIDUAL MULTIPLIERS
The Board (for the CEO) and the Compensation Committee (for the other members of the executive team) may apply individual multipliers to adjust the short-term incentive of each executive team member. The Board and the Compensation Committee make individual multiplier adjustments based on a review of objectives and performance with respect to key initiatives within the control of each executive team member.
In 2023, the Board (for the CEO) and the Compensation Committee (for all others) determined that the following NEOs should have their bonus adjusted based on individual performance and, as a result approved the following individual multipliers:

NAMED EXECUTIVE OFFICER	INDIVIDUAL MULTIPLIER
William L. Meaney	20%
Barry Hytinen	20%
Mark Kidd	25%
Greg McIntosh	15%
John Tomovcsik	15%
SHORT-TERM INCENTIVE COMPENSATION PAYOUTS
Based on the Company’s performance as measured against the 2023 STI Financial Targets and the application of the individual multiplier, our NEOs earned, on average, 115% of 2023 target short-term incentive opportunity. The following table sets forth information relating to the payouts of short-term cash incentive compensation to our NEOs during the year ended December 31, 2023.

NAMED EXECUTIVE OFFICER	SALARY	2023 TARGET OPPORTUNITY		2023 END-OF-YEAR PERFORMANCE AND PAYOUT
		(%)	($)	CORPORATE STI PAYOUT (% OF TARGET)	INDIVIDUAL MULTIPLIER (%)	FINAL STI PAYOUT (% OF TARGET)	PAYOUT ($)
William L. Meaney	$1,200,000	175%	$2,100,000	97%	20%	116.4%	$2,444,400
Barry Hytinen	$750,000	110%	$825,000	97%	20%	116.4%	$960,000
Mark Kidd	$575,000	100%	$575,000	97%	25%	121.3%	$697,000
Greg McIntosh(1)	$575,000	100%	$575,000	97%	15%	111.6%	$641,000
John Tomovcsik	$575,000	100%	$575,000	97%	15%	111.6%	$641,000
Average payout (% of target)						115%
(1)Bonus figure has been converted to U.S. Dollars at a conversion rate of $1 CAD to $0.741 USD.

42

EXECUTIVE COMPENSATION
(3)    LONG-TERM INCENTIVES
We pay for performance and manage Iron Mountain long-term incentives to support our long-term strategic plan. Consistent with this approach and our compensation philosophy, the majority of annual compensation for our NEOs is provided in the form of long-term equity incentives that are linked to the achievement of certain growth objectives and includes a portfolio of equity awards described in the table below.

LONG-TERM INCENTIVE COMPONENT	DESCRIPTION	PURPOSE
Performance Units
▲Three-year cliff vesting based on performance of the following:
▲Return on Invested Capital (“ROIC”): Funding is subject to meeting a minimum level of ROIC in the third year of the performance period.
▲Total Revenue: either a core plan revenue performance, which is measured based on total revenue performance per year averaged over the three-year performance period (the “Core Plan”), or if TSR is positive at the end of the three-year period and the predetermined revenue hurdle is achieved in the third year of the performance period, units will vest based on the Advanced Revenue Plan (the “ARP”).
▲Relative TSR: TSR performance relative to the MSCI US REIT Index over the three-year performance period.

▲Ensures alignment to long-term stockholder value creation
▲Rewards top-line growth and capital efficiency
▲Rewards revenue growth achievement
▲ARP rewards accelerated revenue growth tied to Project Matterhorn goal achievement
▲Rewards TSR performance relative to a key REIT stock market index

Stock Options	▲Exercise price is equal to fair value on the date of grant ▲Vest ratably over three years and have a 10-year term	▲Rewards price appreciation ▲Provides long-term horizon to minimize possible short-term fluctuations
Restricted Stock Units	▲Vest ratably over three years	▲Provides retention and helps build stock ownership ensuring strong alignment with stockholders
In conjunction with the 2023 annual long-term incentive grant process, the Company offered our executives (other than the CEO) the opportunity to elect a predefined mix of RSUs and PUs (“Equity Choice”). Equity Choice is intended to differentiate us in the marketplace, to attract and retain top employee talent, and to provide employees with the ability to participate in the annual long-term incentive grant process in a manner that increases employee engagement. Equity Choice elections are completed in December before the performance period.
For our executives (other than the CEO), the predefined Equity Choice mix allows the NEOs to elect a mix of RSUs ranging from 0% to 35% and PUs ranging from 65% to 100%. The average mix for our executives (other than the CEO) based on Equity Choice elections was 9% RSUs and 91% PUs for the 2023 annual equity grant.
Equity Choice is not available to our CEO. The Board of Directors determines the mix of equity vehicles for the CEO on an annual basis. Our long-term incentive program incentive component mix for 2023 was:

▶ CEO

▶ OTHER NAMED EXECUTIVE OFFICERS

■	85% PUs
■	15% Stock Options

■	91% PUs
■	9% RSUs

2024 PROXY STATEMENT	43

EXECUTIVE COMPENSATION
2023 PERFORMANCE UNITS
The Compensation Committee may grant PUs to participants under the 2014 Stock and Cash Incentive Plan. PUs are granted annually and have three-year cliff vesting based on performance measures as reviewed and approved by the Compensation Committee. PUs are earned based on the Company’s operational performance and relative TSR performance. Earned PUs vest on the third anniversary of the grant date and settle in shares of Common Stock. The Compensation Committee may grant dividend equivalents to any participant upon terms and conditions established by the Compensation Committee. Such dividend equivalents may be settled in cash, additional shares of common stock or a combination thereof and will be payable when and if PUs vest and reflect only dividend equivalents attributable to shares earned.
A portion of the 2023 long-term awards granted to the executives were awarded as PUs that can be earned based on operational and relative TSR performance:

			+	Relative TSR Performance — 25% Relative TSR Performance vs. MSCI US REIT Index (0% — 200% Payout)
Operational Performance (after ROIC hurdle achievement) — 75%

Core Plan (0% — 200% Payout)	OR	Advanced Revenue Plan (300% - 400% Payout)

OPERATIONAL PERFORMANCE
The Company’s operational performance has two components: the Core Plan and the ARP. The Core Plan and the ARP are not additive. The 2023 PUs will pay out according to the Core Plan with a payout opportunity maximum of 200% until the ARP hurdles are achieved. If the ARP hurdles are achieved, then the 2023 PUs will pay out according to the ARP.
▶CORE PLAN
The Core Plan is our foundational plan designed to reward the achievement of long-term operational goals. The Core Plan is measured against a multiple-year ROIC hurdle and average total revenue for each year over the three-year performance period. For the PUs granted in 2023 (the “2023 PUs”), the Core Plan payout will be made only if the Company’s actual ROIC in the third year (2025) exceeds the threshold set at the beginning of the performance period. Revenue goals for each year of the three-year performance period are set by the Compensation Committee and performance is measured and certified by the Compensation Committee upon the completion of the financial statements for each applicable year. The total Core Plan payout will be determined based upon the average annual revenue performance achieved over the three-year performance period.

CORE PLAN
Performance Metric	Revenue
Performance Measure	Average of 3 One-Year Goals
Payout Threshold	50%
Payout Target	100%
Payout Maximum	200%
Performance and payout structure for the 2023 PUs under the Core Plan, based on revenue achievement levels, is as follows:

REVENUE PERFORMANCE LEVEL	ACTUAL PERFORMANCE AS A % OF TARGET	PAYOUT AS A % OF TARGET(1)
Threshold	95%	50%
Target	100%	100%
Maximum	105%	200%
(1)Results are interpolated between performance levels above.

44

EXECUTIVE COMPENSATION
▶ADVANCED REVENUE PLAN
The Advanced Revenue Plan is an enhanced long-term incentive component intended to align the structure of the long-term incentive program with Project Matterhorn’s multi-year strategy to create meaningful value for stockholders and substantial increases in revenue. The ARP is measured against a multiple-year ROIC hurdle and has two additional hurdles that must be achieved before any payout opportunity: positive absolute TSR at the end of the 3-year performance period, and a predetermined revenue hurdle in the third year of the performance period, which reflects exceptional revenue growth achievement.

ADVANCED REVENUE PLAN
Performance Metric	Revenue
Performance Measure	Year Three Hurdle
Payout Threshold	300%
Payout Target	350%
Payout Maximum	400%
Performance and payout structure for the 2023 PUs under the ARP, based on revenue achievement levels, is as follows:

REVENUE PERFORMANCE LEVEL	ACTUAL PERFORMANCE AS A % OF TARGET	PAYOUT AS A % OF TARGET(1)
Threshold	98%	300%
Target	100%	350%
Maximum	108%	400%
(1)Results are interpolated between performance levels above.
RELATIVE TSR PERFORMANCE
The Company’s relative TSR performance during the three-year period beginning in 2023 is measured relative to the MSCI US REIT Index. The payout will be determined at the end of the three-year performance period, based on the table below, by comparing the Company’s TSR for that period to the TSR of the companies in the MSCI US REIT Index over the same period.

TSR PERCENTILE RANK(1)	PAYOUT AS A % OF TARGET
30th Percentile	50%
50th Percentile	100%
75th Percentile	150%	(2)
90th Percentile	200%	(2)
(1)Results are interpolated between percentiles.
(2)Regardless of the TSR percentile rank, if the Company’s absolute TSR is negative at the end of the three-year performance period, the payout percentage will not exceed 100%.
In the first quarter of 2023, the Compensation Committee approved a target economic value for annual long-term equity grants for each of our executives, assuming target performance under the Core Plan. The table below sets forth the approved target economic value for annual long-term equity grants for each NEO:

NAMED EXECUTIVE OFFICER	TARGET PUS(1)	RSUS	STOCK OPTIONS	TOTAL(1)
William L. Meaney	$9,775,000	—	$1,725,000	$11,500,000
Barry Hytinen	$3,500,000	—	—	$3,500,000
Mark Kidd	$2,250,000	—	—	$2,250,000
Greg McIntosh	$1,850,000	—	—	$1,850,000
John Tomovcsik	$1,202,500	$647,500	—	$1,850,000
(1)The values shown above reflect the intended fair market value and differ from the values reported in the “Summary Compensation Table” as the TSR-based PUs reflect the fair value from a Monte Carlo simulation due to the nature of the award.

2024 PROXY STATEMENT	45

EXECUTIVE COMPENSATION
2021 PERFORMANCE UNIT RESULTS
In 2021, then-current members of our executive team received awards of PUs based on financial performance (Operational Performance according to the Core Plan structure) –75% and relative TSR –25%, which vested in March 2024 (the “2021 PU Awards”). The Operational PU payout was based on the Company’s performance against total revenue objectives measured at the conclusion of the three-year performance period ended December 31, 2023, subject to meeting a minimum level of ROIC. A new product exit rate modifier may increase Operational PU performance by up to 25% based on the fourth quarter 2023 revenue exit run rate of new revenue streams. The rTSR payout was based on the Company’s rTSR during the three-year performance period ended December 31, 2023 measured relative to the MSCI US REIT Index. The overall payout for the 2021 PU Awards was 168.4% of target.
OPERATIONAL PU PERFORMANCE RESULTS
Following the completion of the performance period for the 2021 PU Awards, the Compensation Committee determined that the Company exceeded the minimum ROIC of 10.5%. The average actual three-year enterprise revenue was 126.3 % of the target established by the Compensation Committee. The new product exit rate modifier was 25%. The total Operational PU performance was 157.8%. As a result, 118.4 % of the target Operational PU payout was earned.

					THRESHOLD	ACTUAL RESULTS
ROIC					10.5%	>10.5%
	YEAR		GOALS		ACTUAL RESULTS	OPERATIONAL COMPONENT
Revenue Performance(1) (in millions)		Threshold (95%)	Target (100%)	Maximum (105%)
	2021				$4,519	126.3%
	2022				$5,341
	2023				$5,467
		Threshold (40%)	Target (100%)	Maximum (150%)
New Product Exit Rate Modifier (in millions)					$362	25%
				TOTAL RESULT:		157.8%
					WEIGHTED RESULT:	118.4%
(1)Results are based on constant currency.

46

EXECUTIVE COMPENSATION
rTSR PU PERFORMANCE RESULTS
Following the completion of the performance period for the 2021 PU Awards, the Compensation Committee determined that award recipients had earned 200% of target for the 2021 rTSR payout, based on the Company’s cumulative rTSR of 166.8% during the period, which represented the 99.7th percentile of the MSCI US REIT Index.

		GOALS

rTSR(1) (percentiles)	Threshold 30th	50th	75th	Maximum 90th
Actual MSCI US REIT Index Cumulative TSR
					TOTAL RESULT:	200%
					WEIGHTED RESULT:	50%
(1)Results are interpolated between percentiles. Regardless of the TSR percentile rank, if the Company’s absolute TSR is negative, the payout percentage will not exceed 100%.
OTHER COMPENSATION
In addition to the Total Direct Compensation elements described above, our U.S.-based executive officers participate in the retirement and welfare benefits generally available to our full-time employees, such as medical, dental, life insurance, 401(k) Plan, the 2013 ESPP and other fringe benefits.
Our U.S. based NEOs are eligible for certain executive benefits, including a voluntary executive deferred compensation program and an executive physical and limited perquisites, which are included in the “All Other Compensation” column and related footnote in the “Summary Compensation Table and Executive Deferred Compensation” sections of the Compensation Tables section of this Proxy Statement.
Mr. Kidd receives additional benefits related to his temporary expatriate assignment in Switzerland. Also, during his temporary expatriate assignment in Switzerland, Mr. Kidd is eligible for most U.S.-based benefits excluding medical, dental and the executive deferred compensation program. See charts showing a more detailed breakdown of “All Other Compensation” on page 53 for more information
EXECUTIVE COMPENSATION CLAWBACK POLICY
In accordance with the SEC’s and NYSE’s new rules requiring a clawback policy, the Board has adopted a clawback policy, which is set forth in Exhibit A to our Corporate Governance Guidelines. The clawback policy provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws and describes certain remedies available to the Board to address executive officers who have engaged in fraudulent or other intentional misconduct. Moreover, the terms of our equity award agreements set forth that all equity awards made thereunder are subject to any applicable clawback policies.

2024 PROXY STATEMENT	47

EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE PROCESS AND OVERSIGHT
In applying our compensation philosophy and design principles to establish appropriate compensation programs and target compensation levels, the Compensation Committee:

Reviews and recommends the CEO’s compensation to the independent Directors for approval
▲Annually reviews and recommends to the independent Directors the salary, short-term and long-term incentive compensation for our CEO.
▲Annually establishes the individual goals and objectives utilized in the short-term incentive program for our CEO.
▲The Compensation Committee’s recommendation reflects (1) an analysis of the Company’s performance against predetermined financial and strategic objective goals, (2) its evaluation of our CEO’s performance against predetermined individual objectives and (3) input from members of the Board.
▲The Compensation Committee’s recommendation is then presented to the independent members of the Board for approval.

Reviews and approves compensation for our executive officers	▲Annually reviews and approves the salary, short-term and long-term incentive compensation for our executive officers as recommended by our CEO.

Reviews and approves short-term and long-term incentive programs for the executive team
▲Annually reviews and approves the structure of our short-term and long-term incentive programs for the executive team, including performance metrics, performance and payout grids and the weighting applied to each metric.
▲The review typically balances an internal and external perspective developed in collaboration with members of management and the Compensation Committee’s independent compensation consultant.
▲Based upon this review, the Compensation Committee may maintain or modify the amount and mix of grants under our incentive programs.
▲Annually establishes the financial and strategic objective performance goals that are utilized in our short-term and long-term incentive plans.

Evaluates the effectiveness and competitiveness of other executive compensation programs
▲Periodically evaluates the effectiveness and competitiveness of other executive compensation programs, such as executive benefits, perquisites and our severance policies. These periodic evaluations are conducted to ensure alignment with our internal strategy and objectives and to consider external market practices.

In determining whether to make changes to our executive compensation program, the Compensation Committee may consider a number of factors, including but not limited to, the size, scope, and performance of our business, evolving compensation trends, financial goals, and stockholders’ interests.

ESTABLISHING FINANCIAL PERFORMANCE GOALS

1		2		3
The Compensation Committee initially approves annual financial performance targets based upon our annual operating plan approved by the Board, assuming constant currency. The multi-year performance targets are aligned with our long-term strategy.

When the financial targets are set, the Compensation Committee approves a series of adjustment factors that identify the nature of potential adjustments to the target levels that may be considered throughout the applicable performance period.

The Compensation Committee reviews the year-end results and, if applicable, adjusts certain financial targets based on the adjustment factors approved at the beginning of the applicable performance period.

	▶		▶

48

EXECUTIVE COMPENSATION
ROLE OF THE CONSULTANT
The Compensation Committee selects and retains the services of an independent compensation consultant and annually reviews the performance of the consultant. The Compensation Committee engaged Pay Governance LLC (“Pay Governance”) to serve as its independent compensation consultant for fiscal year 2023. Pay Governance received instructions from, and reported to, the Compensation Committee on an independent basis. Pay Governance reports directly to the Compensation Committee, has regular meetings with the chairperson of the Compensation Committee and meets with the Compensation Committee in executive session.
The Compensation Committee has reviewed the nature of the relationship with its independent compensation consultant and considers the independence of the consultant in accordance with SEC and Nasdaq rules. For 2023, the Compensation Committee determined that there were no conflicts that impacted the advice and guidance provided by Pay Governance to the Compensation Committee.
The Compensation Committee requested Pay Governance’s advice on a variety of matters, such as the amount and form of executive compensation, compensation strategy, market comparisons, pay and performance alignment versus industry peers, executive pay trends, compensation best practices, compensation-related regulatory developments, Say on Pay preparation, potential compensation plan designs and modifications, and provides assistance to the Nominating and Governance Committee on director compensation matters. The Compensation Committee consulted with Pay Governance, both with and without management, on several occasions during fiscal year 2023, and also in early fiscal year 2024 with respect to compensation decisions for fiscal year 2023 performance.
ROLE OF PEERS
To provide an external perspective relative to executive compensation levels, plan design trends and market best practices, the Compensation Committee reviews market analyses derived from the Peer Group and prepared by our independent compensation consultant.
The Compensation Committee, in collaboration with our independent compensation consultant and management, reviews the Peer Group annually based on the following criteria:
▲Comparable revenue size and industry;
▲Similar market capitalization;
▲Similar capital intensity;
▲Pays regular quarterly dividends; and
▲Similar degree of global operations.
Following its annual review of the Peer Group, the Compensation Committee approved the Peer Group without any modifications from the prior year. The chart below lists the Compensation Committee approved Peer Group for 2023:

THE 2023 PEER GROUP INCLUDES THE FOLLOWING COMPANIES:
ABM Industries	Digital Realty(1)	Public Storage(1)
Brinks Company	Equifax	SBA Communications(1)
Broadridge Financial	Equinix(1)	Stericycle
Cintas	Global Payments	Western Union
Clean Harbors	Paychex	Weyerhaeuser(1)
Crown Castle International(1)	Prologis(1)

(1)This company is a REIT.
ROLE OF CEO AND OTHER EXECUTIVE TEAM MEMBERS
At the Compensation Committee’s request, our CEO and other members of the executive team assist the Compensation Committee in carrying out its duties throughout the year by completing specific tasks, including:
▲Our CEO establishes the individual goals and objectives for our executive team (other than the CEO) and proposes his own individual goals and objectives, which are reviewed and revised, and subsequently approved by the Board;
▲Our CEO develops compensation recommendations for our executive team (other than the CEO) for the Compensation Committee’s review and approval, including salary levels, the potential economic value of long-term incentives and achievement of individual goals and objectives; and
▲Each executive team member prepares a self-review to assist the review of his or her performance against individual goals and objectives, which self-review is shared with the Compensation Committee (for the CEO) or the CEO (for our other executive team members).

2024 PROXY STATEMENT	49

EXECUTIVE COMPENSATION
CONSIDERATION OF RISK IN OUR COMPENSATION PROGRAMS
After its annual review of the Company’s incentive compensation arrangements for all employees, the Compensation Committee concluded that the components and structure of the Company’s compensation plans do not create risks that are reasonably likely to result in a material adverse effect to the Company. The process undertaken to reach this conclusion involved an analysis of the Company’s compensation plans by management and a review of conclusions by the Compensation Committee’s independent compensation consultant and the Compensation Committee.
EXECUTIVE STOCK OWNERSHIP GUIDELINES
The Company maintains stock ownership guidelines that require certain executives, including our NEOs, to acquire and maintain ownership of our Common Stock, exclusive of unexercised stock options and unearned or unvested PUs, as a multiple of base salary as follows:

CEO			6X

CFO		3X

EVPs reporting to the CEO	2X
The Company established this program to help align the long-term interests of executives with stockholders. Each member of the executive team subject to the Company’s stock ownership guidelines is required to retain an amount equal to 50% of the net shares received as a result of the vesting of RSUs or PUs until such executive meets the minimum ownership threshold. “Net shares” are those shares that remain after shares are sold or netted to pay withholding taxes and any purchase price.
The Company measures Executive Stock Ownership Guideline compliance annually in March and continuously monitors compliance until the next measurement date. As of the most recent measurement date in March 2024, all members of the executive team who are subject to the Executive Stock Ownership Guidelines are in compliance with the Executive Stock Ownership Guidelines.
TAX CONSIDERATIONS
Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a federal income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer (in our case, the CEO), the principal financial officer (in our case, the CFO) and certain other current and former executive officers. Our compensation approach, including awards under each of the Iron Mountain Incorporated 2002 Stock Incentive Plan (the “2002 Plan”) and the 2014 Plan may result in compensation that is partially or wholly nondeductible. Because we intend to continue to qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 100% of our taxable income in respect of each year, we do not expect the tax deduction limitation under Section 162(m) of the Code to have a material impact on us.
CHANGES TO 2024 COMPENSATION PROGRAM
2024 PERFORMANCE TARGETS
The Compensation Committee established the 2024 performance targets for both short-term and long-term incentive awards based on a range of considerations. As part of its regular process, the Compensation Committee maintained its approach of identifying challenging yet attainable goals with competitive payouts in order to motivate employee performance.
2024 SHORT-TERM INCENTIVE DESIGN
There were no changes made to the structure of short-term incentive program design for 2024.
2024 LONG-TERM INCENTIVE DESIGN
The Compensation Committee reviewed the equity award vehicles offered to our equity award participants. There were no changes made to the structure of the long-term incentive program design for 2024.

50

EXECUTIVE COMPENSATION
CEO PAY OPPORTUNITY
In connection with its annual compensation program review, the Board determined to increase Mr. Meaney’s Long-Term Incentive opportunity for 2024. This increase is based on the Company’s and CEO’s strong performance and future growth expectations (Mr. Meaney’s 2024 pay opportunity is set forth below).

ELEMENT	2024 PAY OPPORTUNITY	CONSIDERATIONS
Base Salary	▲Maintained annual base salary at $1,200,000	▲Salary is aligned appropriately based on performance and market data
Annual Bonus	▲Maintained target bonus at 175% of base salary	▲Target bonus is aligned appropriately based on performance and market data
Long-Term Incentives	▲Increased economic value of long-term incentive awards to $12,500,000	▲The Board has aligned Mr. Meaney’s mix with the significant accelerated growth expectations, resulting in a mix of 85% PUs and 15% stock options.
COMPENSATION COMMITTEE REPORT ON COMPENSATION DISCUSSION AND ANALYSIS
We, the members of the Compensation Committee of the Board of the Company, have reviewed and discussed the Compensation Discussion and Analysis with the Company’s management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
COMPENSATION COMMITTEE
Wendy J. Murdock, Chair
Pamela M. Arway
Monte Ford
Robin L. Matlock
Doyle R. Simons

2024 PROXY STATEMENT	51

EXECUTIVE COMPENSATION
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table provides certain information concerning compensation earned by our NEOs during the years ended December 31, 2023, 2022, and 2021. As required by SEC rules, the table includes:
▲Each person who served as our CEO or chief financial officer at any time during 2023
▲The three other most highly compensated persons serving as executive officers at December 31, 2023
SUMMARY COMPENSATION TABLE FOR 2023, 2022 AND 2021

NAMED EXECUTIVE OFFICER AND TITLE	YEAR	SALARY ($)(1)	BONUS ($)	STOCK AWARDS ($)(2)(3)	OPTION AWARDS ($)(3)(4)	NON–EQUITY INCENTIVE PLAN COMPENSATION ($)(5)	ALL OTHER COMPENSATION ($)(6)	TOTAL ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
William L. Meaney(7) President and Chief Executive Officer	2023	$1,186,723	—	$9,456,866	$1,724,995	$2,444,400	$54,156	$14,867,140
	2022	$1,179,902	—	$9,848,262	$1,575,000	$2,438,000	$60,907	$15,102,071
	2021	$1,184,326	—	$11,234,806	$1,387,499	$3,182,000	$57,487	$17,046,118
Barry Hytinen Executive Vice President and Chief Financial Officer	2023	$750,002	—	$3,386,082	—	$960,000	$37,850	$5,133,934
	2022	$744,232	—	$3,263,716	—	$1,015,000	$18,774	$5,041,723
	2021	$725,001	—	$2,314,758	—	$1,208,000	$15,300	$4,263,059
Mark Kidd(8) Executive Vice President and General Manager, Data Centers and Asset Lifecycle Management	2023	$567,312	—	$2,176,727	—	$697,000	$428,775	$3,869,814
	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—
Greg McIntosh(9) Executive Vice President, Chief Commercial Officer and General Manager, Global Records and Information Management	2023	$541,170	—	$1,789,768	—	$641,000	$29,347	$3,001,285
	2022	$530,675	—	$2,012,636	—	$651,000	$25,068	$3,219,379
	2021	—	—	—	—	—	—	—
John Tomovcsik Executive Vice President and Chief Operating Officer	2023	$575,004	—	$1,810,789	—	$641,000	$9,009	$3,035,802
	2022	$575,004	—	$2,012,636	—	$622,000	$9,010	$3,218,649
	2021	$563,465	—	$1,879,817	—	$871,000	$8,812	$3,323,094
(1)Total reported reflects salary earned during the fiscal year, adjusted for changes in salary rates, where applicable.
(2)The amounts reported in the “Stock Awards” column present the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2023, 2022 and 2021. These amounts were not paid to or realized by the NEO in the year indicated. The grant date fair values of PUs included in this column are calculated assuming target level attainment of each applicable performance goal, except for the TSR-Based PU awards. The TSR-Based PU awards include a market-based performance condition and the fair value reflects the expected value of the award determined under a Monte Carlo simulation. The table below illustrates the RSU value, the expected value of PUs and the value if each recipient were to achieve the applicable maximum payout for all PUs. All values are determined as of the grant date.
(3)For a list of 2023 stock and option awards, see the “Grants of Plan-Based Awards” table below.
(4)The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted in the year indicated computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2023, 2022, and 2021. These amounts were not paid out or realized in the year indicated.
(5)The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect amounts paid to our NEOs under our non-equity incentive compensation plans based on the achievement of selected performance targets earned in the specified year and paid in the following year. Non-equity incentive compensation awards are calculated based on the applicable NEO’s base salary earnings before any deductions or deferrals, such as 401(k) contributions or deferred compensation plan contributions. Details regarding the calculation of these payments are included in the “Compensation Discussion and Analysis” section of this Proxy Statement.
(6)The amounts reported in the “All Other Compensation” column include 401(k) Plan Company match, income on premiums paid with respect to group term life insurance.
With respect to Mr. Meaney, the amounts reported in the “All Other Compensation” column include payment for medical insurance in Switzerland. Also, during the years 2021-2023, Mr. Meaney’s spouse occasionally accompanied him on business related travel on private aircraft. There were no incremental costs associated with spousal travel on the Company’s aircraft during the years 2021-2023. The “Swiss Benefits” have been converted to U.S. dollars using the average exchange rate for each year (1 Swiss Franc to $1.1136 for 2023, 1 Swiss Franc to $1.0490 for 2022, 1 Swiss Franc to $1.0932 for 2021; collectively, “the Swiss Exchange Rates”).
(7)Mr. Meaney’s salary for each of the years 2021-2023 includes 100,000 Swiss Francs paid in accordance with the Swiss Employment Agreement, converted to U.S. dollars using the Swiss Exchange Rates.
(8)No amounts are reported for Mr. Kidd for 2022 and 2021 because he was not an NEO in 2022 and 2021.
(9)No amounts are reported for Mr. McIntosh for 2021 because he was not an NEO in 2021.

52

EXECUTIVE COMPENSATION
2023 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAMED EXECUTIVE OFFICER	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	—	9,456,866	33,099,031
Barry Hytinen	—	3,386,082	11,851,287
Mark Kidd	—	2,176,727	7,618,545
Greg McIntosh	—	1,789,768	6,264,188
John Tomovcsik	647,470	1,163,319	4,071,617
2022 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAMED EXECUTIVE OFFICER	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	1,049,974	8,798,288	30,794,008
Barry Hytinen	749,967	2,513,749	8,798,122
Greg McIntosh	462,477	1,550,158	5,425,553
John Tomovcsik	462,477	1,550,158	5,425,533
2021 AWARDS

	COMPONENTS OF STOCK AWARDS		ADDITIONAL INFORMATION
NAMED EXECUTIVE OFFICER	RSU VALUE ($)	PU VALUE - EXPECTED ($)	PU VALUE - MAXIMUM ($)
William L. Meaney	2,774,996	8,459,810	20,092,049
Barry Hytinen	1,134,976	1,179,782	2,801,982
John Tomovcsik	994,980	884,837	2,101,487
The charts below set forth a more detailed breakdown of “All Other Compensation” for 2023.

	WILLIAM L. MEANEY	BARRY HYTINEN	MARK KIDD	GREG MCINTOSH	JOHN TOMOVCSIK
401(k) Match(10)	$9,900	$9,900	$9,900	$10,645	$8,625
Life Insurance	$384	$384	$384	$1,170	$384
Company Paid Physical	—	$3,000	—	—	—
Swiss Benefits	$10,437	—	—	—	—
Swiss Medical Insurance	$33,435	—	—	—	—
International Assignment Costs(11)	—	—	$418,491	—	—
President’s Club Event Expenses(12)	—	$13,122	—	$8,128	—
Tax Gross-Up for President’s Club Event	—	$11,444	—	$9,404	—
Total	$54,156	$37,850	$428,775	$29,347	$9,009
(10)Mr. McIntosh participates in the Canada Deferred Profit Sharing Plan (“DPSP”)
(11)Includes the following expatriate benefits in connection with Mr. Kidd's assignment in Switzerland: $333,654 in company-paid housing-related expenses, a $74,235 cost of living adjustment, and $10,602 for relocation expenses for Mr. Kidd and his family.
(12)The President’s Club is an established event to celebrate achievements of the Company’s top performers. The costs are associated with the guests of Mr. Hytinen and Mr. McIntosh.

2024 PROXY STATEMENT	53

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS FOR 2023
The following table sets forth certain information concerning the grants of plan-based awards to our NEOs during the year ended December 31, 2023. For a description of these awards, see the “Compensation Discussion and Analysis — 2023 Total Direct Compensation Components — Long-Term Incentives” section of this Proxy Statement.

NAMED EXECUTIVE OFFICER			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)(4)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	CLOSING MARKET PRICE ON THE DATE OF GRANT ($)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)
	GRANT DATE	APPROVAL DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
William L. Meaney	N/A	N/A	–	$2,100,000	$4,462,500	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	3/1/2023	2/22/2023	N/A	N/A	N/A	–	185,907	650,675	N/A	157,132	$52.58	N/A	$11,181,861
Barry Hytinen	N/A	N/A	–	$825,000	$1,753,125	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	3/1/2023	2/22/2023	N/A	N/A	N/A	–	66,565	232,978	N/A	N/A	N/A	N/A	$3,386,082
Mark Kidd	N/A	N/A	$–	$575,000	$1,221,875	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	3/1/2023	2/22/2023	N/A	N/A	N/A	–	42,791	149,769	N/A	N/A	N/A	N/A	$2,176,727
Greg McIntosh	N/A	N/A	–	$575,000	$1,221,875	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	3/1/2023	2/22/2023	N/A	N/A	N/A	–	35,184	123,144	N/A	N/A	N/A	N/A	$1,789,768
John Tomovcsik	N/A	N/A	–	$575,000	$1,221,875	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	3/1/2023	2/22/2023	N/A	N/A	N/A	–	22,869	80,042	12,314	N/A	N/A	N/A	$1,810,789
(1)The amounts reported in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column, sub-column “Threshold” and sub-column “Maximum,” reflect the minimum and maximum payment level of short-term incentive compensation for each of our NEOs, which is zero and 212.5% of target, respectively. Non-equity incentive plan awards actually paid by the Company for services rendered in 2023 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
(2)The amounts reported in “Estimated Future Payouts Under Equity Incentive Plan Awards” column, sub-column “Maximum,” reflect that the PUs awarded in 2023 provide the potential to earn up to approximately 350% of target, as described under the “2023 Total Direct Compensation Components — Long-Term Incentives” heading in the Compensation Discussion and Analysis section of this Proxy Statement.
(3)Each RSU award was granted under the 2014 Plan, and each RSU award vests in three substantially equal annual installments beginning on the first anniversary of the grant date. Each RSU award is settled in shares of Common Stock on each vesting date.
(4)Each stock option award was granted under the 2014 Plan, and each stock option award vests in three substantially equal annual installments beginning on the first anniversary of the grant date.

54

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END FOR 2023
The following table sets forth certain information with respect to outstanding equity awards held by our NEOs at December 31, 2023. The market value amounts reported in the Stock Awards columns heading were determined using the closing price per share of Common Stock on the NYSE on December 29, 2023 of $69.98.

	OPTION AWARDS					STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS: EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS: UNEXERCISABLE (#)		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED UNITS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OF UNEARNED UNITS THAT HAVE NOT VESTED ($)
William L. Meaney	349,247	–		$48.54	2/19/2025	26,634	(4)	$1,863,847	227,109	(6)	$15,893,088
	829,506	–		$36.59	2/18/2026	14,093	(5)	$986,228	158,546	(7)	$11,095,049
	461,696	–		$37.00	2/16/2027				185,907	(8)	$13,009,772
	342,228	–		$33.72	2/15/2028
	345,295	–		$35.72	2/20/2029
	523,773	–		$33.80	2/19/2030
	66,220			$29.55	3/09/2030
	286,412	143,206	(1)	$34.73	3/01/2031
	70,485	140,970	(2)	$49.67	3/01/2032
	–	157,132	(3)	$52.58	3/01/2033
Barry Hytinen	N/A	N/A		N/A	N/A	10,894	(4)	$762,362	31,672	(6)	$2,216,407
	N/A	N/A		N/A	N/A	10,066	(5)	$704,419	45,298	(7)	$3,169,954
	N/A	N/A		N/A	N/A				66,565	(8)	$4,658,219
Mark Kidd	1,376	–		$24.80	2/13/2024	5,063	(4)	$354,309	15,044	(6)	$1,052,779
	4,458	–		$38.83	2/19/2025	5,637	(5)	$394,477	15,703	(7)	$1,098,896
	7,306	–		$31.46	3/09/2026				42,791	(8)	$2,994,514
	6,839	–		$37.00	2/16/2027
	8,296	–		$33.72	2/15/2028
	55,309	–		$33.72	2/15/2028
	33,483	–		$35.72	2/20/2029
Greg McIntosh	3,923	–		$38.83	2/19/2025	3,935	(4)	$275,371	12,669	(6)	$886,577
	6,744	–		$31.46	3/09/2026	6,208	(5)	$434,436	27,934	(7)	$1,954,821
	6,839	–		$37.00	2/16/2027				35,184	(8)	$2,462,176
	4,009	–		$33.72	2/15/2028
	13,442	–		$35.17	3/25/2029
John Tomovcsik	N/A	N/A		N/A	N/A	9,550	(4)	$668,309	23,754	(6)	$1,662,305
	N/A	N/A		N/A	N/A	6,208	(5)	$434,436	27,934	(7)	$1,954,821
	N/A	N/A		N/A	N/A	12,314	(9)	$861,734	22,869	(8)	$1,600,373
(1)Options vest in two substantially equal installments on March 1, 2023 and March 1, 2024.
(2)Options vest in three substantially equal installments on March 1, 2023, March 1, 2024 and March 1, 2025.
(3)Options vest in three substantially equal installments on March 1, 2024, March 1, 2025 and March 1, 2026.
(4)RSUs vest on March 1, 2024.
(5)RSUs vest in two substantially equal installments on March 1, 2024 and March 1, 2025.
(6)The number of PUs based on Revenue, new product exit rate, rTSR & ROIC awarded in 2021 included in the table reflects target performance. After the end of the 2023 fiscal year, the Company's performance was determined resulting in an overall payout of 168.4% of target. The actual earned PUs vested in one installment on March 1, 2024.
(7)The number of PUs based on Revenue & ROIC awarded in 2022 included in the table reflects target performance of the Core Plan. The Company’s performance will be determined at the end of 2024. The number of PUs based on rTSR awarded in 2022 included in the table reflects target performance. Final rTSR performance will be determined at the end of 2024. Earned PUs, if any, will vest in one installment on March 1, 2025.
(8)The number of PUs based on Revenue & ROIC awarded in 2023 included in the table reflects target performance of the Core Plan. The Company’s performance will be determined at the end of 2025. The number of PUs based on rTSR awarded in 2023 included in the table reflects target performance. Final rTSR performance will be determined at the end of 2025. Earned PUs, if any, will vest in one installment on March 1, 2026.
(9)RSUs vest in three substantially equal installments on March 1, 2024, March 1, 2025 and March 1, 2026.

2024 PROXY STATEMENT	55

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR END FOR 2023

	OPTION AWARDS		STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
William L. Meaney	210,140	$5,692,716	285,937	$15,029,874
Barry Hytinen	N/A	N/A	97,238	$5,010,442
Mark Kidd	N/A	N/A	34,943	$1,833,591
Greg McIntosh	N/A	N/A	18,431	$967,539
John Tomovcsik	36,824	$747,586	41,141	$2,159,287
(1)Includes the payout of accrued cash dividend equivalents.
NON-QUALIFIED DEFERRED COMPENSATION FOR 2023
EXECUTIVE DEFERRED COMPENSATION
The Company provides certain of its highly compensated employees in the United States, including our NEOs, with the opportunity to defer between 5% and 100% of any 2023 non-equity incentive compensation and/or defer between 5% and 50% of base salary through the Executive Deferred Compensation Plan (the “EDCP”). This benefit is offered to these employees in part because they are limited by the Code and applicable nondiscrimination testing rules in the amount of 401(k) contributions they can make under the Company’s 401(k) Plan. Deferral elections and elections relating to the timing of payments are made prior to the period in which the salary and/or incentive compensation bonuses are earned. The Company does not contribute any matching, profit sharing or other funds to the EDCP for any employee. Participants in the EDCP can elect to invest their deferrals in funds that mirror, as closely as possible, the investment options available under the Company’s 401(k) Plan. The EDCP does not pay any above market rates and is administered by the Compensation Committee.
Participants may elect to receive benefits when they separate from service or on a specified date in the future. Benefits are distributed either in a lump sum or in five or ten annual payments. Participants may choose from an array of investment options that generally mirror the investment options available in the 401(k) plan. While the assets are held in a Rabbi Trust, the responsibility to pay benefits are unfunded and unsecured obligations of the Company.
None of our NEOs participated in the EDCP during the year ended December 31, 2023.

56

EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS
WILLIAM L. MEANEY
In connection with his appointment as CEO, the Company entered into an offer letter with Mr. Meaney dated November 30, 2012 (the “CEO Offer Letter”). In addition to standard TDC elements (salary and short and long-term incentives), the CEO Offer Letter includes the following provisions:
▲Mr. Meaney’s employment with the Company is on an at-will basis;
▲The Company agreed to pay Mr. Meaney a portion of his salary in Swiss Francs because Mr. Meaney is a Swiss citizen and, as a result of his responsibilities associated with the significant international focus of the Company, he works a portion of his time in Switzerland;
▲The Company agreed to reimburse Mr. Meaney for the cost of his Swiss medical insurance; and
▲Mr. Meaney is eligible for the Iron Mountain Companies Severance Plan and Severance Program No. 2 (the “CEO Severance Program”) as described under the “Termination and Change in Control Arrangements” heading below.
In December 2013, in order to implement the Swiss Franc salary payments agreed to in the CEO Offer Letter, and due to the customary nature of such agreements in Switzerland, a Swiss subsidiary of the Company entered into an employment agreement with Mr. Meaney (the “Swiss Employment Agreement”). As required by Swiss law, the Company, or one of its Swiss subsidiaries, funds certain benefits on Mr. Meaney’s behalf in connection with his Swiss employment, including an occupational benefit plan and occupational accident insurance. The Company’s contribution levels reflect amounts required by Swiss law and are quantified in the Summary Compensation Table. The Swiss Employment Agreement has no fixed term and is terminable by either party following a one-month notice period (except for certain acts identified by Swiss law).
We do not have any agreements with Mr. Meaney or any other executive that provide for excise tax gross-up payments in connection with a change in control.
BARRY HYTINEN
In connection with his appointment as EVP & Chief Financial Officer of the Company, effective January 1, 2020, the Company entered into a letter agreement with Mr. Hytinen, dated November 25, 2019 (the “Hytinen Letter”). In addition to standard TDC elements (salary and short and long-term incentives), the Hytinen Letter includes the following provisions:
▲Annual base salary of $725,000;
▲Signing bonus of $1,000,000, which was repayable if Mr. Hytinen had left the Company under certain circumstances within 18 months of his start date;
▲Target annual performance-based cash bonus of 110% of base salary;
▲Two sign-on restricted stock unit awards, with initial target values of $1,500,000 and $1,000,000, which vested ratably over three and two years, respectively. These grants were made to replace forfeited compensation from his former employer; and
▲Relocation benefits to assist with his relocation to the greater Boston area.
TERMINATION AND CHANGE IN CONTROL ARRANGEMENTS
The Company maintains various contracts and agreements that require payments to each NEO in connection with (1) any termination of such NEO, (2) a change in control of the Company, or (3) a change in such NEO’s responsibilities. This section describes the potential payments or other benefits that would have been made to our NEOs under certain hypothetical termination scenarios in effect on December 31, 2023.
Our NEOs do not receive any payments and their equity awards are forfeited if an NEO voluntarily terminates employment before becoming eligible for retirement. A voluntary termination would constitute a retirement for Mr. Meaney and Mr. Tomovcsik as each of them was eligible for retirement as of December 31, 2023.
EQUITY TREATMENT AT RETIREMENT
As of March 1, 2022, upon an employee’s retirement on or after attaining age 55, if the employee attains a minimum service requirement of five (5) years and the sum of (i) the age at retirement plus (ii) years of service at the Company totals at least 65, then such employee will be entitled to continued vesting of any outstanding equity awards. If retirement occurs a minimum of six (6) months after grant date of any equity award, recipients are entitled to continued vesting of time-vested stock options and time-vested RSUs granted on or after March 1, 2022. These awards will continue vesting on the original vesting schedule, and the options would remain exercisable up to the original term of the stock option award. PUs will continue to vest and be delivered in accordance with the original vesting schedule of the applicable PU award and remain subject to the same performance conditions.

2024 PROXY STATEMENT	57

EXECUTIVE COMPENSATION
Prior to March 1, 2022 and after February 20, 2019, upon an employee’s retirement on or after attaining age 58, if the sum of (i) the age at retirement plus (ii) years of service at the Company totals at least 70, then such employee was entitled to continued vesting of any outstanding equity awards. If retirement occurred on or after July 1 in the year of grant for any year from 2019-2021, equity award recipients are entitled to continue vesting of time-vested stock options. These awards continue vesting on the original vesting schedule, and the options remain exercisable up to three (3) years from retirement date.
EQUITY TREATMENT UPON DISABILITY OR DEATH
In the event of death or disability (as determined by the Board on the basis of medical advice satisfactory to it), any unvested options will fully vest and the unexercised portion of such options will remain exercisable for one (1) year. In such an event, RSUs will fully vest, provided that there is no breach of any agreements the NEO has with the Company regarding confidentiality, inventions, or non-solicitation and/or non-competition (each, a “Restricted Covenant Agreement”). Unvested PUs will be prorated according to the schedule described below, with the Performance Matrix treated as satisfied (or satisfied at target, if applicable), provided that there is no breach of any Restrictive Covenant Agreement.
▲Relationship terminating on or after first (1st) anniversary of Grant Date - 33.3% vested
▲Relationship terminating on or after second (2nd) anniversary of Grant Date - 66.6% vested
▲Relationship terminating on or after third (3rd) anniversary of Grant Date - 100% vested
EQUITY TREATMENT IN CONNECTION WITH QUALIFYING TERMINATION OR A CHANGE OF CONTROL
All unvested stock options and other equity awards granted under the 2002 Plan or the 2014 Plan vest immediately should an employee terminate his or her own employment for “good reason” or be terminated by the Company in connection with a “vesting change in control,” as such terms are defined in the 2002 Plan and 2014 Plan, within 14 days prior or 12 months after such vesting change of control. This provision applies to all outstanding options and unvested RSUs or PUs held by employees of the Company, including our NEOs.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
Termination without “cause” or for “good reason” constitutes a “qualifying termination” under Severance Program #1 and Severance Program #2, each as further described below.
CEO SEVERANCE PROGRAM
As provided for in the CEO Offer Letter, Mr. Meaney is a participant in the CEO Severance Program No. 2. Mr. Meaney is entitled to the benefits under the CEO Severance Program No. 2 in the event of a “qualifying termination,” which is generally defined as the termination of an eligible employee’s employment without “cause” or termination by the eligible employee for “good reason.” “Cause” is generally defined in the CEO Severance Program No. 2 as any of: (1) fraud, embezzlement or theft against the Company; (2) being convicted of, or pleading guilty or no contest to, a felony; (3) breach of a fiduciary duty owed to the Company; (4) material breach of any material policy of the Company; (5) willful failure to perform material assigned duties (other than by reason of illness); or (6) committing an act of gross negligence, engaging in willful misconduct or otherwise acting with willful disregard for the best interests of the Company. “Good reason” in the CEO Severance Program means that the Company has, without Mr. Meaney’s consent: (1) materially diminished the sum of his base compensation plus target non-equity incentive compensation; (2) required Mr. Meaney to be based at an office or primary work location that is greater than 50 miles from Portsmouth, New Hampshire; (3) materially diminished Mr. Meaney’s authority and/or responsibilities and/or assigned Mr. Meaney to duties and responsibilities that are generally inconsistent with his position with Iron Mountain prior to the change; (4) ceased to have Mr. Meaney report directly to the Board; or (5) materially breached the CEO Severance Program No. 2 or the CEO Offer Letter.
In the event of a qualifying termination under the CEO Severance Program No. 2, Mr. Meaney is entitled to certain severance benefits, including: (1) cash compensation consisting of (a) the sum of one year’s base salary, (b) a bonus payment equal to the annual target performance-based cash bonus for the year of termination, and (c) a prorated bonus in the year of termination; (2) one year of group health benefit continuation, and (3) 12 months outplacement. Mr. Meaney does not receive equity acceleration benefits under the CEO Severance Program No. 2.
In accordance with the CEO Severance Program No. 2, if Mr. Meaney’s termination is in connection with a change in control, he will be eligible for two years’ base salary and target bonus (rather than one year) and 18 months of group health benefit continuation (rather than 12 months), and the other benefits he would otherwise be entitled to remain unchanged. The CEO Severance Program No. 2 also modifies the determination of a Vesting Change in Control where termination following a Change in Control is directed by a third party, within 90 days prior to the Change in Control (rather than 14 days) or within two years following the Change in Control (rather than 12 months).

58

EXECUTIVE COMPENSATION
NEO SEVERANCE PROGRAM
Messrs. Hytinen, Kidd, McIntosh, and Tomovcsik are entitled to the benefits under the Severance Program No. 1 in the event of a “qualifying termination,” which is generally defined as the termination of an eligible employee’s employment without “cause” or termination by the eligible employee for “good reason.” The definition of “cause” for the purposes of the Severance Program No. 1 is substantially the same as the definition of “cause” in the CEO Severance Program No. 2, as described above. The definition of “good reason” in the Severance Program No. 1 is substantially the same as “good reason” under the 2002 Plan and the 2014 Plan with an additional component that could result in an acceleration if the eligible employee were to terminate his or her employment within 14 days prior to or 12 months after a vesting change of control. The additional component is a material diminution in the responsibilities or title or position with the Company and/or the assignment of duties and responsibilities that are generally inconsistent with such eligible employee’s position with the Company immediately prior to the vesting change in control.
In the event of a qualifying termination under the Severance Program No. 1, the eligible employee is entitled to certain severance benefits paid in equal installments over the Severance Period, including: (1) cash compensation consisting of one year’s base salary and a bonus payment generally equal to the annual target bonus for the eligible employee for the year of termination multiplied by such employee’s average payout percentage over the prior three years; (2) the Company’s payment of (a) the employer share of the cost of medical and dental coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) coverage until the earlier of (i) the first anniversary of such employee’s termination and (ii) the date on which COBRA coverage ends and (b) outplacement services for 12 months following termination; (3) accelerated vesting of outstanding RSUs and stock options scheduled to vest within 12 months following termination; and (4) pro-rated vesting of outstanding PUs based on actual performance using the following schedule and payable at the original vesting date, if earned as calculated at the end of the performance period:
▲PUs outstanding for less than 12 months—33% vested
▲PUs outstanding between 12 and 24 months—67% vested
▲PUs outstanding 24 months or longer—100%
GENERAL
It is a condition to receipt of severance benefits under each of (1) the CEO Severance Program No. 2 and (2) the Severance Program No. 1 that the employee receiving severance benefits under such program or agreement execute, deliver and not revoke a separation and release agreement and a confidentiality and non-competition agreement. The receipt of the employer share of the cost of medical and dental coverage under COBRA is conditioned on the employee not being in breach of either of the separation and release agreement or the confidentiality and non-competition agreement.

2024 PROXY STATEMENT	59

EXECUTIVE COMPENSATION
ESTIMATED BENEFITS AND PAYMENTS UPON TERMINATION
The table below reflects the amount of benefits and payments that would be paid to each NEO under various termination scenarios. The amounts provided assume that such termination was effective as of December 31, 2023.

NAMED EXECUTIVE OFFICER	TYPE OF TERMINATION	CASH SEVERANCE ($)	CONTINUATION OF BENEFITS AND OUTPLACEMENT SERVICES ($)	ACCELERATION OF UNVESTED OPTIONS, RSUS AND PUS ($)(1)	TOTAL ($)
William L. Meaney	Termination without Cause or for Good Reason	$5,400,000	$81,694	—	$5,481,694
	Retirement	–	–	–	–
	Disability(2) or Death(2)	$2,444,400	–	$37,311,577	$39,755,977
Barry Hytinen	Termination without Cause or for Good Reason	$1,900,325	$67,796	$9,142,723	$11,110,844
	Retirement	–	–	–	–
	Disability(2) or Death(2)	$960,000	–	$5,441,334	$6,401,334
Mark Kidd	Termination without Cause or for Good Reason	$1,238,933	$72,099	$4,341,415	$5,652,447
	Retirement	–	–	–	–
	Disability(2) or Death(2)	$697,000	–	$2,496,923	$3,193,923
Greg McIntosh	Termination without Cause or for Good Reason	$1,200,600	$40,000	$4,397,469	$5,638,069
	Retirement	–	–	–	–
	Disability(2) or Death(2)	$641,000	–	$2,547,030	$3,188,030
John Tomovcsik	Termination without Cause or for Good Reason	$1,286,658	$60,656	$6,265,567	$7,612,881
	Retirement	–	–	–	–
	Disability(2) or Death(2)	$641,000	—	$4,824,047	$5,465,047
(1)These amounts are based on a price per share of our Common Stock of $69.98, the closing price per share of Common Stock on the NYSE on December 29, 2023, and reflect the value of earned PUs for the PUs which were granted in 2021 and the value of PUs that would be earned if the Company achieved target performance for PUs granted after 2021.
(2)In the event of death or disability, RSUs will fully vest, provided that there is no breach of any Restrictive Covenant Agreement, and PUs will vest in accordance with the three-year cliff-vesting schedule, as described on page 58 in the “Equity Treatment Upon Disability or Death” section.
ESTIMATED BENEFITS UPON A QUALIFYING TERMINATION UNDER THE APPLICABLE SEVERANCE PROGRAM IN CONNECTION WITH A CHANGE IN CONTROL
The table below reflects the amount of compensation that would be paid to each NEO in the event of a qualifying termination of employment in connection with a Change in Control under the CEO Severance Program No. 2 (in the case of Mr. Meaney) or the Severance Program No. 1 (in the case of Messrs. Hytinen, Kidd, McIntosh, and Tomovcsik). The amounts shown assume that such termination was effective as of December 31, 2023.

NAMED EXECUTIVE OFFICER	CASH SEVERANCE ($)	CONTINUATION OF BENEFITS AND OUTPLACEMENT SERVICES ($)	ACCELERATION OF UNVESTED OPTIONS, RSUS AND PUS ($)(1)	TOTAL ($)
William L. Meaney	$8,700,000	$81,694	$115,414,428	$124,196,122
Barry Hytinen	$1,900,325	$67,796	$29,117,053	$31,085,175
Mark Kidd	$1,238,933	$72,099	$14,951,572	$16,262,604
Greg McIntosh	$1,200,600	$40,000	$15,642,513	$16,883,113
John Tomovcsik	$1,286,658	$60,656	$15,848,183	$17,195,498
(1)These amounts are based on a price per share of our Common Stock of $69.98, the closing price per share of Common Stock on the NYSE on December 29, 2023, and reflect the value of earned PUs for the PUs which were granted in 2021. For PUs granted after 2021, the amounts are based on the value of PUs that would be earned if the Company achieved target performance under the Advanced Revenue Plan.

60

EXECUTIVE COMPENSATION
MEDIAN EMPLOYEE TO CEO PAY RATIO
We are providing the following information about the ratio of the annual total compensation provided to Mr. Meaney, our President and CEO, to the annual total compensation of our estimated median employee. The Company identified the median employee as of December 31, 2023:
▲The median employee’s annual total compensation was $40,174;
▲The annual total compensation of our CEO was $14,893,786; and
▲Based on this information, the ratio of the annual total compensation of our CEO to the median employee is estimated to be 371 to 1.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify our median employee, we began by considering each individual employed by us worldwide on the determination date, except that we excluded approximately 544 employees located outside the United States as permitted by the de minimis exception within the SEC rules. Based on the de minimis exception, we excluded all individuals located in six (6) countries, which constituted approximately 2% of the approximately 27,000 total individuals that we employed globally as of December 31, 2023. The excluded countries and the number of our employees in each excluded country are as follows as of December 31, 2023: China (333), Slovakia (119), Ukraine (59), Croatia (25), Czech (7), and Italy (1).
In June 2023, we completed the acquisition of Clutter, Inc., a leading provider in storage solutions (“Clutter”). As a result of this acquisition, approximately 460 employees from Clutter became our employees. As permitted by the transition periods exception within the SEC rules, we have elected to omit these employees from our pay ratio calculation for the 2023 fiscal year. We anticipate that these employees will be included in the total employee count in future calculations.
For purposes of identifying the median employee from our employee population (other than those we excluded by reason of the de minimis and transition periods exceptions), we considered base salary and base wages, as compiled from our payroll and employment records. We selected base salary and base wages to identify the median employee because these components represent the principal form of compensation delivered to all of our employees other than our CEO and this information is readily available across our workforce. Compensation paid in foreign currencies was converted to U.S. dollars based on the average of each month’s average exchange rate in 2023.
We aggregated all of the elements of that employee’s compensation for 2023 in the same way that we calculate the annual total compensation of our NEOs in the Summary Compensation Table, except that the CEO’s and median employee’s annual total compensation includes Company-paid healthcare benefit amounts of $26,646 and $4,145, respectively. This amount for the CEO is not included in the Summary Compensation Table because the SEC allows companies to exclude items related to Company-paid healthcare benefits, which are available generally to all salaried employees of the Company. To calculate our ratio, we divided the CEO’s annual total compensation by the median employee’s annual total compensation. We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

2024 PROXY STATEMENT	61

EXECUTIVE COMPENSATION
2023 PAY VERSUS PERFORMANCE
2023 PAY VERSUS PERFORMANCE SUMMARY
The following table sets forth information concerning the compensation of our principal executive officer (“PEO”) and our other NEOs (“Non- PEO NEOs”) for each of the fiscal years ended December 31, 2023, 2022, 2021 and 2020 and our financial performance for each such fiscal year.

			AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(4)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1)	COMPENSATION ACTUALLY PAID TO PEO(2)			TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN(5)	NET INCOME (MILLIONS)(6)	REVENUE (MILLIONS)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$14,867,140	$48,784,130	$3,760,209	$8,587,954	$277.56	$113.54	$187.26	$5,480
2022	$15,102,071	$14,437,479	$3,737,416	$4,268,522	$189.43	$99.82	$562.15	$5,104
2021	$17,046,118	$59,232,411	$3,562,277	$7,434,654	$189.58	$132.23	$452.73	$4,492
2020	$12,281,609	$13,757,847	$3,744,539	$3,807,249	$100.98	$92.43	$343.10	$4,147
(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for our CEO, William L. Meaney, in the Summary Compensation Table for fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020. Mr. Meaney was the CEO for each of the fiscal years presented.
(2)The dollar amounts reported in column (c) represent the amounts of compensation actually paid to our CEO for the applicable fiscal year, as computed in accordance with applicable SEC rules. The dollar amounts reported may not reflect the actual amount of compensation earned by or paid to our CEO during the applicable fiscal year. In accordance with applicable SEC rules, the following adjustments were made to our CEO’s total compensation for each applicable fiscal year to determine the compensation actually paid to our CEO:
PEO

YEAR	SUMMARY COMPENSATION TABLE TOTAL	EXCLUSION OF CHANGE IN PENSION VALUE	EXCLUSION OF STOCK AWARDS AND OPTION AWARDS	INCLUSION OF PENSION SERVICE COST	INCLUSION OF EQUITY VALUES	COMPENSATION ACTUALLY PAID
2023	$14,867,140	—	$(11,181,861)	—	$45,098,851	$48,784,130
2022	$15,102,071	—	$(11,423,262)	—	$10,758,670	$14,437,479
2021	$17,046,118	—	$(12,622,305)	—	$54,808,598	$59,232,411
2020	$12,281,609	—	$(9,265,643)	—	$10,741,881	$13,757,847
The amounts in the Inclusion of Equity Values in the table above are derived from the amounts set forth in the following table.

YEAR	YEAR END FAIR VALUE OF EQUITY AWARDS	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	TOTAL EQUITY AWARD ADJUSTMENTS
2023	$17,248,412	$23,789,603	—	$2,039,360	—	$2,021,476	$45,098,851
2022	$15,180,077	$(1,385,555)	—	$(4,530,733)	—	$1,494,881	$10,758,670
2021	$30,532,123	$22,647,626	—	$1,052,694	—	$576,154	$54,808,598
2020	$9,042,239	$536,799	—	$355,676	—	$807,166	$10,741,881
(3)The dollar amounts reported in column (d) represent the average of the amounts of total compensation reported for our NEOs as a group (excluding our CEO) for the applicable fiscal years. The names of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable fiscal year are as follows:

NAMED EXECUTIVE OFFICER	2023	2022	2021	2020
Barry Hytinen	Included	Included	Included	Included
Ernest Cloutier	Not Included	Not Included	Included	Included
Deirdre Evens	Not Included	Included	Included	Included
Gregory McIntosh	Included	Included	Not Included	Not Included
John Tomovcsik	Included	Included	Included	Included
Mark Kidd	Included	Not included	Not Included	Not Included

62

EXECUTIVE COMPENSATION
(4)The dollar amounts reported in column (e) represent the average amount of compensation actually paid to our NEOs as a group (excluding our CEO), as computed in accordance with applicable SEC rules. The dollar amounts reported may not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable fiscal year. The names of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as described in footnote (3) above. In accordance with applicable SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each fiscal year to determine the compensation actually paid, using the same methodology described above in footnote (2) above:
NON-PEO NEOs

YEAR	SUMMARY COMPENSATION TABLE TOTAL	EXCLUSION OF CHANGE IN PENSION VALUE	EXCLUSION OF STOCK AWARDS AND OPTION AWARDS	INCLUSION OF PENSION SERVICE COST	INCLUSION OF EQUITY VALUES	COMPENSATION ACTUALLY PAID
2023	$3,760,209	—	$(2,290,842)	—	$7,118,587	$8,587,954
2022	$3,737,416	—	$(2,325,406)	—	$2,856,512	$4,268,522
2021	$3,562,277	—	$(1,993,553)	—	$5,865,930	$7,434,654
2020	$3,744,539	—	$(1,949,486)	—	$2,012,196	$3,807,249
The amounts in the Inclusion of Equity Values in the table above are derived from the amounts set forth in the following table.

YEAR	YEAR END FAIR VALUE OF EQUITY AWARDS	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	TOTAL EQUITY AWARD ADJUSTMENTS
2023	$3,353,612	$3,340,849	—	$109,007	—	$315,119	$7,118,587
2022	$2,983,946	$(101,015)	—	$(185,430)	—	$159,011	$2,856,512
2021	$3,433,602	$2,317,677	—	$58,121	—	$56,530	$5,865,930
2020	$1,860,816	$52,562	—	$27,686	—	$71,132	$2,012,196
(5)The dollar amounts reported in column (g) represent the weighted peer group cumulative TSR of the MSCI US REIT Index as discussed in the Relative TSR Performance section on page 35.
(6)The dollar amounts reported in column (h) represent the amount of net income (in millions) as reported in our audited consolidated financial statements on Form 10-K for the applicable fiscal year.
(7)The dollar amounts reported in column (i) represent the amount of revenue (in millions) as reported in our audited consolidated financial statements on Form 10-K for the applicable fiscal year. Revenue is our most important financial performance measure used to link compensation actually paid to our NEOs to company performance.
FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the section captioned “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis,” our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the size, scope, and success of our business. The compensation of our NEOs has three primary components: annual base salary, short-term incentives, and long-term incentives. Our compensation programs are designed to support our long-term strategy, with the majority of our executive team pay being at risk, and in the form of long-term incentives.
Our executive compensation programs reward achievement of enterprise financial goals and strategic objectives that drive long-term stockholder value creation, thereby aligning the interests of our executives with our stockholders. Changes in stockholder value are incorporated in changes in the fair value of our equity awards and reflected in compensation actually paid amounts reported in columns (c) and (e) in the table above.
For the fiscal year ended December 31, 2023, the most important financial performance measures used by Iron Mountain to link executive compensation actually paid to the NEOs to our performance are as follows:

PERFORMANCE MEASURES
Adjusted EBITDA
AFFO
Revenue
ROIC
Total Shareholder Return

2024 PROXY STATEMENT	63

EXECUTIVE COMPENSATION
ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE
The following graphs reflect the relationship between the compensation actually paid (“CAP”) to our NEOs for each of the fiscal years ended December 31, 2023, 2022, 2021, and 2020 and our TSR, net income and revenue for each such fiscal year. In addition, the graph titled “CAP VERSUS TOTAL SHAREHOLDER RETURN (TSR)” compares our TSR, as reflected in column (f) of the pay versus performance table on page 62 to the TSR of the MSCI US REIT Index reflected in column (g) of the pay versus performance table on page 62.

►	CAP VERSUS TOTAL SHAREHOLDER RETURN (TSR)

PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid (in millions of US dollars)
Total Shareholder Return Indexed ($100)
70
60
50
40
30
20
10
0
300
250
200
150
100
50
0
2020
2021
2022
2023
$59.2
$277.56
$48.8
$189.58
$189.43
$132.23
$100.98
$99.82
$113.54
$92.43
$14.4
$13.8
$7.4
$4.3
$8.6
$3.8
PEO CAP
Avg NEO CAP
IRM TSR
MSCI US REIT Index TSR

►	CAP VERSUS NET INCOME

PEO and Average NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid (in millions of US dollars)
Net Income (in millions of US dollars)
70
60
50
40
30
20
10
0
600
500
400
300
200
100
0
2020
2021
2022
2023
$13.8
$59.2
$14.4
$48.8
$3.8
$7.4
$4.3
$8.6
$343.10
$452.73
$562.15
$187.26
PEO CAP
Avg NEO CAP
Net Income (millions)

►	CAP VERSUS REVENUE

## PEO and Average NEO Compensation Actually Paid Versus Revenue

Compensation Actually Paid
(in millions of US dollars)
70
60
50
40
30
20
10
0
Revenue
(in millions of US dollars)
6,000
5,000
4,000
3,000
2,000
1,000
0
$59.2
$13.8
$14.4
$48.8
$7.4
$3.8
$4.3
$8.6
$4,147
$4,492
$5,104
$5,480
2020
2021
2022
2023
PEO CAP
Avg NEO CAP
Revenue (millions)

64

EXECUTIVE COMPENSATION
ADDITIONAL INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee was, during fiscal year 2023, an officer or employee of the Company or was formerly an officer of the Company or had any relationship requiring disclosure by us under Item 404 of Regulation S-K of the Exchange Act. Please refer to “Certain Relationships and Related Party Transactions” above, for additional information. None of our executive officers served as a member of the compensation committee (or its equivalent) of another entity or as a director of another entity, one of whose executive officers served on our Compensation Committee. None of our executive officers served as a member of the compensation committee (or its equivalent) of another entity, one of whose executive officers served as one of our directors.

2024 PROXY STATEMENT	65

AUDIT MATTERS
Subject to ratification by the stockholders, the Audit Committee has appointed the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors for the purpose of preparing or issuing audit reports or performing other audit reviews or attest services. Our independent auditors report directly to the Audit Committee, and the Audit Committee has executive sessions with the independent auditors at each regularly scheduled Audit Committee meeting.
The Audit Committee evaluates the performance of the Company’s independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors’ technical expertise and knowledge of the Company’s operations and industry. In accordance with the Audit Committee charter, the Audit Committee also evaluates the independence of the independent auditors and discusses with the auditor its independence from the Company and its management. The Audit Committee also oversees compliance with the mandated five-year rotation of the independent auditors’ lead engagement partner and reviews and evaluates the lead audit partner, and the chair of the Audit Committee is directly involved in the selection of any new lead engagement partner.
Based on this evaluation, the Audit Committee has appointed Deloitte & Touche LLP to serve as independent registered auditors for the year ending December 31, 2024. Deloitte & Touche LLP has served as the Company’s independent auditors since 2003 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its stockholders.
The Audit Committee has determined to submit its appointment of the independent auditors to the Company’s stockholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company’s independent auditors in the future.
The Audit Committee oversees and is ultimately responsible for the outcome of audit fee negotiations associated with the Company’s retention of its independent auditors. The fees we paid to Deloitte & Touche LLP in 2023 are shown in the table appearing on page 67 of this Proxy Statement.
Representatives of Deloitte & Touche LLP are expected to be present at the virtual Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
If the stockholders do not ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, the appointment of accountants will be reconsidered by the Audit Committee.

REQUIRED VOTE
The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. For purposes of determining the number of votes cast, only those cast “For” or “Against” are included.

66

AUDIT MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company has submitted the appointment of the Company’s independent registered public accounting firm to a stockholder vote, as set forth in Proposal 4 of this Proxy Statement.
The Audit Committee has established policies and procedures that are intended to control the services provided by our independent registered public accounting firm and to monitor its continuing independence. Under these policies, no audit or non-audit services may be undertaken by our independent registered public accounting firm unless the engagement is specifically pre-approved by the Audit Committee. The Audit Committee may delegate to one or more members the authority to grant the pre-approvals required by its policies and procedures. The decisions of any member to whom authority is delegated to pre-approve an activity under this paragraph must be presented to the full Audit Committee at each of its scheduled meetings.
The fees for services provided by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) to us for the fiscal years ended December 31, 2022 and December 31, 2023 were as follows:

	FY 2022	FY 2023
Audit Fees(1)	$5,477,000	$5,527,000
Tax Fees(2)	$1,540,000	$1,611,000
All Other Fees(3)	—	—
Deloitte & Touche LLP Total Fees	$7,017,000	$7,138,000
(1)Audit Fees consist of fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Company’s annual consolidated financial statements, audit of the internal controls over financial reporting, and reviews of the condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q. Audit Fees also consist of services that are normally provided by the independent registered public accounting firm in connection with statutory audits and regulatory filings, review of documents filed with the SEC, and providing consents in connection with SEC filings and comfort letters in connection with offerings of registered and unregistered securities.
(2)Tax Fees include tax compliance work, consulting and other tax planning matters.
(3)All Other Fees consist of fees for permissible advisory services performed by Deloitte that do not meet the above category descriptions.
The Audit Committee will not approve engagements of our independent registered public accounting firm to perform non-audit services for us if doing so will cause our independent registered public accounting firm to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether our independent registered public accounting firm is able to provide the required services in a more or less effective and efficient manner than other available service providers.
The total fees billed to us from Deloitte for services in 2022 and 2023 are set forth above. All the services provided by Deloitte described above were pre-approved by our Audit Committee. The Audit Committee approved the engagement of Deloitte to provide non-audit services because they determined that Deloitte’s providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, quicker and at a lower cost than we could obtain these services from other providers.

2024 PROXY STATEMENT	67

AUDIT MATTERS
AUDIT COMMITTEE REPORT
Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes.
The Audit Committee has reviewed and discussed with the independent registered public accounting firm and management the plan and results of the auditing engagement and the audited financial statements for the year ended December 31, 2023. The Audit Committee has reviewed with management the scope and nature of the Company’s internal controls and has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications With Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence and concluded that it was acceptable at this time.
The Audit Committee has reported to the Board its activities, conclusions and recommendations. Specifically, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 22, 2024. The Audit Committee has approved the reappointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
AUDIT COMMITTEE
Walter C. Rakowich, Chair
Jennifer Allerton
Clarke H. Bailey
Kent P. Dauten

68

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The table below sets forth the number of shares of common stock of Iron Mountain by each person or entity known to the Company to beneficially own 5% or more of our outstanding common stock.

NAME AND ADDRESSES	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OWNED
The Vanguard Group(1) 100 Vanguard Boulevard Malvern, PA 19355	46,275,110	15.9%
BlackRock Inc.(2) 50 Hudson Yards New York, NY 10001	23,272,316	8.0%
Cohen & Steers, Inc.(3) 1166 Avenue of the Americas, 30th Floor New York, NY 10036	22,909,485	7.9%
(1)This information is as of December 31, 2023 and is based solely on a Schedule 13G/A filed by the Vanguard Group (“Vanguard”) with the SEC on February 13, 2024 (the “Vanguard Group Schedule 13G”). In accordance with the disclosures set forth in the Vanguard Group Schedule 13G, Vanguard reports sole voting power over 0 shares of Common Stock, shared voting power over 373,370 shares of Common Stock, sole dispositive power over 45,031,929 shares of Common Stock, and shared dispositive power over 1,243,181 shares of Common Stock. The percent owned is based on the calculation provided by Vanguard in the Vanguard Group Schedule 13G.
(2)This information is as of December 31, 2023 and is based solely on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 26, 2024 (the “BlackRock Schedule 13G”). In accordance with the disclosures set forth in the BlackRock Schedule 13G, BlackRock reports sole voting power over 21,328,930 shares of Common Stock and sole dispositive power over 23,272,316 shares of Common Stock. The percent owned is based on the calculation provided by BlackRock in the BlackRock Schedule 13G.
(3)This information is as of December 31, 2023 and is based solely on a Schedule 13G/A filed by Cohen & Steers, Inc. (“Cohen & Steers”) with the SEC on February 14, 2024 (the “Cohen & Steers Schedule 13G”). In accordance with the disclosures set forth in the Cohen & Steers Schedule 13G, Cohen & Steers reports sole voting power over 17,057,373 shares of Common Stock and sole dispositive power over 22,909,485 shares of Common Stock. The percent owned is based on the calculation provided by Cohen & Steers in the Cohen & Steers Schedule 13G. Cohen & Steers is the parent of Cohen & Steers Capital Management, Inc., an investment advisor registered under Section 203 of the Investment Advisors Act (the “Act”) (“C&S Capital Management’), which reports sole voting power over 17,009,787 shares of Common Stock and sole dispositive power over 22,817,564 shares of Common Stock. Cohen & Steers is the parent of Cohen & Steers UK Limited, an investment advisor registered under Section 203 of the Act, which reports sole voting power over 28,635 shares of Common Stock and sole dispositive power over 72,970 shares of Common Stock. Cohen & Steers is the parent of Cohen & Steers Asia Limited, an investment advisor registered under Section 203 of the Act, which reports sole voting power over 0 shares of Common Stock and sole dispositive power over 0 shares of Common Stock. Cohen & Steers is the parent of Cohen & Steers Ireland Limited, which reports sole voting power over 18,951 shares of Common Stock and sole dispositive power over 18,951 shares of Common Stock.

2024 PROXY STATEMENT	69

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth the number of shares of Iron Mountain common stock beneficially owned as of March 5, 2024 by: (1) each director and nominee for director; (2) the NEOs as identified in the CD&A section of this proxy statement; and (3) all directors and Executive Officers of the Company as a group.

NAME	NUMBER OF SHARES BENEFICIALLY OWNED(1)	VESTED OPTIONS(2)	PERCENT OWNED
DIRECTORS:
Jennifer Allerton	14,397	—	*
Pamela M. Arway	35,562	—	*
Clarke H. Bailey(3)	176,412	—	*
Kent P. Dauten	1,503,047	—	*
Monte Ford	25,291	—	*
Robin L. Matlock(4)	21,957	—	*
William L. Meaney	295,650	3,477,430	1.3%
Wendy J. Murdock	25,991	—	*
Walter C. Rakowich	33,735	—	*
Theodore R. Samuels(5)	21,059	—
Doyle R. Simons(6)	—	—	*
NAMED EXECUTIVE OFFICERS:
Barry Hytinen	119,367	—	*
Mark Kidd	62,938	115,691	*
Greg McIntosh	28,107	34,957	*
John Tomovcsik	55,084	—	*
All directors and Executive Officers as a group	2,503,033	3,710,733	2.1%

*    Less than 1%
(1)Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Information in this table includes shares that the individual or group has the right to acquire within 60 days of March 5, 2024.
(2)Amounts reflect vested stock options and stock options that will vest within 60 days of March 5, 2024.
(3)Includes 12,409 shares of Common Stock held by the Clarke H. Bailey GST Trust for the benefit of Trent S. Bailey and 12,409 shares of Common Stock held by the Clarke H. Bailey GST Trust for the benefit of Turner H. Bailey. Does not include the 85,130 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 5, 2024. Shares of phantom stock (“Phantom Shares”) have been acquired pursuant to the DDCP, and each Phantom Share is the economic equivalent of one share of Common Stock. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Bailey or as otherwise provided in the DDCP.
(4)Does not include the 1,880 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 5, 2024. Phantom Shares will become payable in Common Stock on various dates selected by Ms. Matlock or as otherwise provided in the DDCP.
(5)Includes 357 shares of Common Stock held by the Samuels 2019 GST Descendants' Trust dtd 6/6/2019, 400 shares of Common Stock held the Leigh Soffer Samuels Revocable Trust dtd 3/15/2023, and 18,038 shares of Common Stock held by Ted and Lori Samuels Family Trust dtd 7/3/1996. Does not include the 939 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 5, 2024. Phantom Shares have been acquired pursuant to the DDCP, and each Phantom Share is the economic equivalent of one share of Common Stock. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Samuels or as otherwise provided in the DDCP.
(6)Does not include the 35,726 vested Phantom Shares previously reported on Forms 4 filed with the SEC as of March 5, 2024. Phantom Shares will become payable in Common Stock on various dates selected by Mr. Simons or as otherwise provided in the DDCP.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires that the Company’s executive officers, other Section 16 reporting officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, other Section 16 reporting officers, directors and 10% stockholders are also required by SEC rules to furnish to the Company copies of all Section 16(a) reports that they file. To our knowledge, based solely on a review of the copies of these reports furnished to us and written representations that no other reports were required, during fiscal year 2023, all Section 16(a) filing requirements applicable to executive officers, other Section 16 reporting officers, directors and 10% stockholders were met.

70

INFORMATION ABOUT STOCK OWNERSHIP
EQUITY COMPENSATION PLAN INFORMATION
The following provides certain equity compensation plan information with respect to all of our equity compensation plans in effect as of December 31, 2023:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OR SETTLEMENT OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		WEIGHTED AVERAGE EXERCISE OR SETTLEMENT PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN FIRST COLUMN)
Equity compensation plans approved by security holders	5,902,214	(1)	$41.13	(2)	7,074,955	(3)
Equity compensation plans not approved by security holders	—		—		—
TOTAL	5,902,214		$41.13		7,074,955
(1)Includes: (i) 4,060,597 stock options granted under the Iron Mountain Incorporated 1995 Stock Incentive Plan, the 2002 Plan and the 2014 Plan; (ii) 1,360,264 shares of Common Stock that may be issued upon settlement of outstanding RSUs granted under the 2002 Plan and the 2014 Plan; and (iii) 481,353 shares of Common Stock that may be issued upon settlement of outstanding PUs granted under the 2002 Plan and the 2014 Plan. Each PU represents a contingent right to receive one share of Common Stock.
(2)Weighted average exercise price is calculated inclusive of stock options, RSUs and PUs. For RSUs and PUs, the weighted average exercise price is calculated as the weighted average grant date fair value. If calculated solely for stock options that have an exercise price, the weighted average exercise price of outstanding options at December 31, 2023 is $37.84 per share.
(3)Includes the 2014 Plan and the 2013 ESPP.

2024 PROXY STATEMENT	71

OTHER MATTERS
STOCKHOLDER PROPOSALS
A stockholder that wants to include a proposal in the Company’s proxy materials for consideration at the 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit the proposal to the Company (i) by December 20, 2024 and (ii) in accordance with certain eligibility standards and regulations established by the SEC and our Bylaws. A stockholder who intends to present a proposal at the 2025 Annual Meeting of Stockholders without inclusion of such proposal in the proxy materials must provide notice in accordance with Section 2.4 or Section 3.2 of our Bylaws, which require that notice of the proposal be received at our principal executive office no earlier than January 30, 2025 and no later than March 1, 2025. However, if the date of our 2025 Annual Meeting of Stockholders occurs more than 30 days before or 30 days after May 30, 2025, the anniversary of the 2024 Annual Meeting of Stockholders, a stockholder notice will be timely if it is received at our principal executive office by the later of (1) the 120th day prior to such annual meeting or (2) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made. To be in proper form, a stockholder’s notice must include the specified information concerning the stockholder and the business proposal or nominee, as described in Sections 2.4, 3.2 and 3.3 of our Bylaws and must be mailed to the Company’s principal executive office, at the address stated herein, and should be directed to the attention of the Secretary of the Company.
NOMINATIONS OF INDIVIDUALS FOR ELECTION AS DIRECTORS USING PROXY ACCESS
A stockholder, or group of up to 20 stockholders, that has owned continuously for at least three (3) years shares of our stock representing an aggregate of at least 3% of the total voting power of our outstanding shares entitled to vote in the election of directors, may nominate and include in our proxy materials director nominees constituting up to the greater of two (2) or 20% of our Board (the “Proxy Access Director Nominees”), provided that the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. Notice of the Proxy Access Director Nominees must be received at our principal executive office no earlier than 150 calendar days, and no later than 120 calendar days, prior to the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders.
STOCKHOLDER SOLICITATION OF PROXIES IN SUPPORT OF DIRECTOR NOMINEES OTHER THAN COMPANY NOMINEES
In addition to satisfying the applicable provisions of our Bylaws, including the deadline for written notices, and the requirements of Rule 14a-19 under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than March 31, 2025. If the date of the 2025 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2025 Annual Meeting.
OTHER MATTERS BROUGHT BEFORE THE MEETING
The Board is not aware of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.
ADDITIONAL DOCUMENTATION
The Company will furnish without charge to any stockholder, upon written or oral request, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. Requests for such documents should be addressed to Corporate Secretary, Iron Mountain Incorporated, 1101 Enterprise Drive, Royersford, Pennsylvania 19468, telephone number (617) 535-4766.

72

IRON MOUNTAIN EXECUTIVE OFFICERS
The Board annually elects the officers of the Company. Each officer serves at the discretion of the Board. There are no family relationships between or among any of the Company’s officers or directors.
The following are our executive officers who are not director nominees (“Executive Officers”), their ages, their positions and offices held with the Company and certain biographical information, all as of April 19, 2024.

NAME	AGE	PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
Edward E. Greene	61	Mr. Greene was appointed executive vice president and chief human resources officer in December 2020. Prior to joining the Company, Mr. Greene served as the senior advisor to Surfside Capital Advisors from January 2019 to November 2020. Prior to his role at Surfside Capital Advisors, Mr. Greene served as the chief human resources officer at Factset Research Systems, a financial data and software company, from June 2015 to November 2018. Mr. Greene currently serves on the advisory board of Eastern Bankshares, Inc., a publicly held financial and banking services company. Mr. Greene holds a bachelor’s degree from Tufts University and a juris doctor from the University of Virginia School of Law.
Barry Hytinen	49	Mr. Hytinen was appointed executive vice president and chief financial officer in January 2020. Prior to this role, Mr. Hytinen served as executive vice president and chief financial officer of Hanesbrands Inc., a publicly held American clothing company, from October 2017 to December 2019. Prior to his role at Hanesbrands Inc., Mr. Hytinen served as executive vice president and chief financial officer of Tempur Sealy International, Inc. (“Tempur Sealy”), a publicly held American manufacturer of mattresses and bedding products, from July 2015 to October 2017. He served as executive vice president finance and corporate development at Tempur Sealy from July 2014 to July 2015. Mr. Hytinen holds bachelor’s degrees in finance and political science from Syracuse University and a master’s degree in business administration from Harvard University.
Mark Kidd	44	Mr. Kidd was appointed executive vice president and general manager, data centers & ALM in February 2023. Prior to this role, Mr. Kidd led the data centers business as executive vice president and general manager, data centers from February 2019 to February 2023. Prior to these roles, he served as senior vice president and general manager, data centers from April 2013 to February 2019. Mr. Kidd served as senior vice president, enterprise strategy from January 2010 to April 2013. Mr. Kidd served in various other positions with the Company in corporate strategy, portfolio and capital management from September 2003 to January 2010. Prior to joining the Company, Mr. Kidd worked in investment banking at Thomas Weisel Partners. Mr. Kidd holds a bachelor’s degree in economics from Harvard University.
Deborah Marson	70	Ms. Marson was appointed executive vice president, general counsel and secretary in December 2016. Ms. Marson served as senior vice president and deputy general counsel from March 2012 to December 2016. Ms. Marson joined the Company as vice president of commercial contracts for North America in November 2009. Prior to joining the Company, Ms. Marson spent 27 years with The Gillette Company, where she most recently served as deputy general counsel. Ms. Marson holds a bachelor’s degree in political science from Colby College and a juris doctor from Suffolk University Law School.
Greg McIntosh	51	Mr. McIntosh was appointed executive vice president, general manager, global records and information management in October 2021. Prior to this role, Mr. McIntosh was appointed executive vice president and chief commercial officer in December 2019. Prior to this role, Mr. McIntosh was appointed executive vice president, strategic accounts in March 2019 to December 2019. Prior to these roles, Mr. McIntosh served as senior vice president, consumer storage from December 2017 to March 2019 and senior vice president, innovation and product management from December 2016 to December 2017. Mr. McIntosh joined the Company as senior vice president, general manager of Canada in May 2014. Prior to joining the Company, Mr. McIntosh spent 14 years in the financial services technology industry with Davis + Henderson, now Finastra, and was co-founder of Cyence International, a provider of credit lifecycle management software and solutions. Mr. McIntosh holds a bachelor’s degree in mathematics, a master’s degree in accounting from the University of Waterloo and is a CPA (Ontario).
John Tomovcsik	56	Mr. Tomovcsik was appointed executive vice president and chief operating officer in July 2018. Prior to this role, Mr. Tomovcsik served as executive vice president and general manager, records and information management, from January 2014 to July 2018. From January 2007 to December 2013, Mr. Tomovcsik served as executive vice president and chief operating officer, Iron Mountain North America, responsible for the operations of the Company’s Records Management, Document Management Solutions, Data Management and Secure Shredding core businesses.

2024 PROXY STATEMENT	73

ADDITIONAL INFORMATION
Iron Mountain is furnishing this Proxy Statement in connection with the solicitation of proxies by the Board for use at the Annual Meeting or at any adjournment or postponement thereof. All stockholders of record on the Record Date are invited to attend the virtual Annual Meeting. The Company’s Annual Report to Stockholders for the year ended December 31, 2023 and the Notice of Internet Availability are first being mailed to the Company’s stockholders on or about April 19, 2024.
The Board unanimously recommends that you vote:

FOR	the election of each of the Board’s nominees for director listed in this Proxy Statement;
FOR	the approval of amendment to Iron Mountain Incorporated’s Certificate of Incorporation to limit liability of certain officers;
FOR	the approval of a non-binding, advisory resolution approving the compensation of the Named Executive Officers as described in this Proxy Statement; and
FOR	the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
STOCKHOLDERS ENTITLED TO VOTE
Iron Mountain’s Common Stock is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of 5:00 p.m. Eastern Time on the Record Date, 293,096,117 shares of Common Stock (the “Shares”), were outstanding and entitled to vote. Each Share is entitled to one vote on each matter.
HOW TO VOTE
Your vote is very important no matter how many Shares you own. Whether or not you plan to attend the virtual Annual Meeting live via the Internet at https://www.virtualshareholdermeeting.com/IRM2024, we urge you to vote your Shares today.
Stockholders may vote their Shares by completing and returning a proxy card. Stockholders who wish to receive a paper copy of the proxy card to complete and mail to the Company in time for the Annual Meeting may request one at any time on or before May 16, 2024; completed proxy cards must be received by the Company on or before May 29, 2024.
Stockholders may vote their Shares before 11:59 p.m. Eastern Time on May 29, 2024 over the internet or by telephone in the manner provided on the website listed in the Notice of Internet Availability (the “Website”).
Stockholders may vote their Shares and submit questions while connected to the Annual Meeting on the Internet. Each stockholder desiring to do so will need the 16-digit control number included on the Notice of Internet Availability mailed to such stockholder. Please be aware that any stockholder attending the virtual Annual Meeting must bear any costs associated with such stockholder’s Internet access, such as usage charges from Internet access providers and telephone companies.
IF YOU ARE A REGISTERED HOLDER OF COMMON STOCK
If you are a registered holder of Common Stock, you may vote your Shares either by voting by proxy in advance of the Annual Meeting or by voting at the virtual Annual Meeting while connected to the virtual Annual Meeting on the Internet. By submitting a proxy (on a proxy card or in the manner provided on the Website), you are legally authorizing another person to vote your Shares on your behalf. If you submit your executed proxy card or submit a proxy in the manner provided on the Website, unless you direct otherwise, your Shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement, and if any other matters are brought before the Annual Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy will have the authority to vote your Shares on those other matters in accordance with their discretion and judgment.

74

ADDITIONAL INFORMATION
In case a quorum is not present at the Annual Meeting, the holders of a majority of the voting power of the Shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting (without notice other than announcement of adjournment at the Annual Meeting) to another time or to another time and place.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to promptly vote over the internet or by telephone in the manner provided on the Website or by completing and returning a proxy card. If you later decide to vote while connected to the Annual Meeting on the Internet, the vote you cast at the virtual Annual Meeting will automatically revoke any previously submitted proxy.
IF YOU HOLD YOUR SHARES OF COMMON STOCK “IN STREET NAME”
If your Shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as “in street name”), you will receive instructions from the holder of record (the “Street Name Holder”), that you must follow in order for you to specify how your Shares will be voted. If you do not specify how you would like your Shares to be voted, your Shares held in street name may still be voted in the event that your Street Name Holder has the authority to vote shares on certain routine, uncontested proposals for which you do not provide voting instructions. The election of directors (Proposal 1), amendment to the Company’s Certificate of Incorporation (Proposal 2) and the advisory vote on executive compensation (Proposal 3) are not routine matters for purposes of broker voting and brokers will not be able to vote on behalf of their clients if no voting instructions have been furnished. The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 4) is a routine matter.
IMPORTANT: If your Shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your Shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your Shares.
QUORUM
The presence at the Annual Meeting, via the Internet or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by valid proxies, regardless of whether the proxy is noted as casting a vote or abstaining, and broker non-votes will be treated as present at the Annual Meeting for purposes of determining a quorum. Shares voted by a broker on any item other than a procedural motion will be considered present for purposes of determining a quorum, even if such Shares are not voted on every item.
VOTES REQUIRED
As more fully described in this Proxy Statement:
▲Election of each nominee for director requires a majority of the votes cast on his or her nomination;
▲Approval of amendment to Iron Mountain Incorporated’s Certificate of Incorporation to limit liability of certain officers, as described in this Proxy Statement, requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the subject matter;
▲Approval of a non-binding, advisory resolution approving the compensation of the Named Executive Officers, as described in this Proxy Statement, requires the affirmative vote of a majority of the votes cast on the proposal; and
▲Approval of the proposal to ratify the appointment of the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal.
ABSTENTIONS AND BROKER NON-VOTES
A “broker non-vote” occurs on a proposal when a broker identified as the record holder of Shares is not permitted by the rules of the NYSE to vote on that proposal without instruction from the beneficial owner of the Shares and no instruction has been received with respect to that proposal. Under the NYSE rules, brokers may vote on routine matters even without instructions from the Street Name Holder. The election of directors, amendment to the Company’s Certificate of Incorporation and the advisory vote on executive compensation are not routine matters for purposes of broker voting; therefore, if you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and your Shares will be counted as “broker non-votes.” The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2024 is a routine matter; therefore, there will be no broker non-votes in connection with that matter.

2024 PROXY STATEMENT	75

ADDITIONAL INFORMATION
A properly completed proxy, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Unless otherwise directed, the Shares represented by the proxy card will be voted:

FOR	the election of each of the Board’s nominees for director listed in this Proxy Statement (Proposal 1);
FOR	the approval of amendment to Iron Mountain Incorporated’s Certificate of Incorporation to limit liability of certain officers (Proposal 2);
FOR	the approval of a non-binding, advisory resolution approving the compensation of our Named Executive Officers as described in this Proxy Statement (Proposal 3); and
FOR	the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 4).
Abstentions and broker non-votes will not be counted as votes cast for Proposals 1 ,3 and 4 and, therefore, will not affect the outcome of these proposals that are being submitted to the Company’s stockholders at the Annual Meeting.
Although the advisory vote on the proposed resolution to approve the compensation of our Named Executive Officers is non-binding, the Compensation Committee of the Board will consider the outcome of such vote when making future compensation decisions for any executive required to be listed in the summary compensation table included in our Proxy Statement.
ATTENDANCE AT THE ANNUAL MEETING
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of record of the Company as of 5:00 p.m. Eastern Time on the Record Date and guests of the Company. If you are a stockholder of record of the Company as of 5:00 p.m. Eastern Time on the Record Date, you may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Please have your Notice of Internet Availability in hand when you access the website and then follow the instructions.
If you hold your Shares in street name, you have the right to direct your broker or other agent on how to vote your Shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the stockholder of record, you may not vote your Shares at the Annual Meeting unless you request and obtain a valid proxy card from your broker or other agent. Please follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.
REVOCABILITY OF PROXIES
Any stockholder may revoke a submitted proxy by submitting a subsequent proxy (i) on a proxy card to be received by the Company on or before May 29, 2024 or (ii) in accordance with the instructions provided on the Website on or before 11:59 p.m. Eastern Time on May 29, 2024. Also, any stockholder may revoke a submitted proxy by attending the virtual Annual Meeting via the Internet and voting during the Annual Meeting.
Please note, however, that only your last dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in this Proxy Statement.
If your Shares are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote your Shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change your voting instruction. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.
INFORMATION REGARDING THE COMPANY
Our principal executive offices are located at 85 New Hampshire Avenue, Suite 150, Portsmouth, New Hampshire 03801.
The Company’s website address, www.ironmountain.com, is included several times in this Proxy Statement as a textual reference only, and the information in the Company’s website is not incorporated by reference into this Proxy Statement.

76

ADDITIONAL INFORMATION
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
In accordance with rules and regulations of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, the Company may furnish proxy materials via the Internet. Accordingly, all of the Company’s stockholders will receive a Notice of Internet Availability, which will be mailed on or about April 19, 2024.
On the date of mailing the Notice of Internet Availability, stockholders will be able to access all of the proxy materials at https://materials.proxyvote.com/46284v. If you receive a Notice of Internet Availability and would like to receive printed copies of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability. The proxy materials will be available free of charge, and the Notice of Internet Availability will provide instructions as to how stockholders may access and review all of the important information contained in the proxy materials (including the Company’s Annual Report to Stockholders) over the internet or through other methods specified on the Website and instructions as to how they may request a paper or email copy of the proxy card. The Website contains internet and telephone voting instructions for stockholders as to how they may request a paper or email copy of the proxy card.
By Order of the Board of Directors
Deborah Marson
Executive Vice President, General
Counsel & Secretary

2024 PROXY STATEMENT	77

Annex A
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
IRON MOUNTAIN INCORPORATED
Iron Mountain Incorporated (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”).
DOES HEREBY CERTIFY:
FIRST: The Certificate of Incorporation of the Corporation is hereby amended by deleting Article XI thereof and inserting the following:
“Article XI.
Limitations of Liability
Section 11.1 Limitation of Liability. ~~No~~To the fullest extent permitted by the DGCL, as currently in effect or hereafter amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer notwithstanding any provision of law imposing such liability; provided, however, that, to the extent provided by applicable law, this provision shall not eliminate the liability of a director or officer (i) for any breach of the director's or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) with respect to a director, under Section 174 of the DGCL or (iv) for any transaction from which the director or officer derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the DGCL is amended after the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment or repeal of this Article XI, Section 11.1 shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal. For purposes of this Article XI, Section 11.1, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time.”
SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.
IN WITNESS WHEREOF, I have hereunto set my hand on this _____ day of _____, 2024.
IRON MOUNTAIN INCORPORATED
By:    _________________________
Name:    _________________________
Title:    _________________________

78

IRON MOUNTAIN

*IRON MOUNTAIN INCORPORATED*
*INVESTOR RELATIONS*
*85 NEW HAMPSHIRE AVE, SUITE 150*
*PORTSMOUTH, NH 03801*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/IRM2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 29, 2024. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39170-P04956-Z86884

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**IRON MOUNTAIN INCORPORATED**

**The Board of Directors recommends you vote FOR the following:**

1. For the election of eleven (11) directors to the Iron Mountain Incorporated Board of Directors for a one-year term or until their successors are elected and qualified.

| Nominees: | For | Against | Abstain |
|---|---|---|---|
| 1a. Jennifer Allerton | ☐ | ☐ | ☐ |
| 1b. Pamela M. Arway | ☐ | ☐ | ☐ |
| 1c. Clarke H. Bailey | ☐ | ☐ | ☐ |
| 1d. Kent P. Dauten | ☐ | ☐ | ☐ |
| 1e. Monte Ford | ☐ | ☐ | ☐ |
| 1f. Robin L. Matlock | ☐ | ☐ | ☐ |
| 1g. William L. Meaney | ☐ | ☐ | ☐ |
| 1h. Wendy J. Murdock | ☐ | ☐ | ☐ |
| 1i. Walter C. Rakowich | ☐ | ☐ | ☐ |
| 1j. Theodore R. Samuels | ☐ | ☐ | ☐ |
| 1k. Doyle R. Simons | ☐ | ☐ | ☐ |

| **The Board of Directors recommends you vote FOR proposals 2, 3 and 4.** | For | Against | Abstain |
|---|---|---|---|
| 2. The approval of amendment to Iron Mountain Incorporated's Certificate of Incorporation to limit liability of certain officers. | ☐ | ☐ | ☐ |
| 3. The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the Iron Mountain Incorporated Proxy Statement. | ☐ | ☐ | ☐ |
| 4. The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as Iron Mountain Incorporated's independent registered public accounting firm for the year ending December 31, 2024. | ☐ | ☐ | ☐ |

**NOTE:** In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V39171-P04956-Z86884

**IRON MOUNTAIN INCORPORATED**
**Annual Meeting of Stockholders**
**May 30, 2024 9:00 AM ET**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints William L. Meaney and Deborah Marson, and each of them, as proxies of the undersigned, each with the power to appoint his/her substitute, and hereby authorizes both of them, or either one if only one be present, to represent and vote, as designated on the reverse hereof, all of the shares of Common Stock, $0.01 par value per share, of IRON MOUNTAIN INCORPORATED held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Stockholders to be held on May 30, 2024 at 9:00 A.M., Eastern Time, virtually at www.virtualshareholdermeeting.com/IRM2024 and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other business as may properly come before the Annual Meeting.**

**Continued and to be signed on reverse side**